UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07123

BNY Mellon Advantage Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	08/31
Date of reporting period:	02/29/2024

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Dynamic Value Fund

BNY Mellon Opportunistic Midcap Value Fund

BNY Mellon Opportunistic Small Cap Fund

BNY Mellon Technology Growth Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Dynamic Value Fund

SEMI-ANNUAL REPORT February 29, 2024

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2023, through February 29, 2024, as provided by Brian C. Ferguson, John C. Bailer, CFA and Keith Howell, CFA portfolio managers of Newton Investment Management North America, LLC, sub-adviser.

Market and Fund Performance Overview

For the six-month period ended February 29, 2024, BNY Mellon Dynamic Value Fund’s (the “fund”) Class A shares produced a total return of 8.84%, Class C shares returned 8.42%, Class I shares returned 8.98% and Class Y shares returned 9.02%.1 The fund’s benchmark, the Russell 1000® Value Index (the “Index”), produced a total return of 9.27% for the same period.2

Stocks posted gains as the economy remained strong, inflation continued to ease and investors began to anticipate an easing of tighter monetary policy. The fund lagged the Index, primarily due to stock selection in the consumer discretionary, industrials and health care sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund may invest up to 30% of its assets in foreign securities. The fund’s sub-adviser identifies potential investments through extensive quantitative and fundamental research. The fund focuses on individual stock selection (a “bottom-up” approach), emphasizing three key factors: value, sound business fundamentals and positive business momentum.

Equities Post Solid Gains

Equities markets benefited from a stronger-than-expected economy, easing inflation and investor anticipation that the Federal Reserve (the “Fed”) would begin cutting interest rates sometime in 2024. Strong interest in artificial intelligence also provided support. The primary beneficiaries of this support were large-cap companies, especially the “Magnificent 7,” including Apple, Inc., Amazon.com, Inc., Microsoft Corp., Alphabet, Inc., NVIDIA Corp., Meta Platforms, Inc. and Tesla, Inc.

The fourth quarter of 2023 started with a continuation of concerns about stronger-than-expected employment and growth data, coupled with inflation that remained slightly higher than anticipated, suggesting that the economy was running too hot. This pushed yields on Treasury bonds markedly higher. However, equities rebounded at the end of October on the back of sharply falling government bond yields, which were driven in part by lower inflation data for October and November. But a marked change in tone from the Fed also contributed, steering investors away from expectations of interest rates staying “higher for longer” and toward anticipating rate cuts in the first half of 2024.

This became the chief catalyst for the equity market’s rally in the final few weeks of 2023 and heralded the prospect of achieving the “soft landing.” In aggregate, these gains far outweighed the losses experienced in October and thus resulted in robust returns from equity markets over the quarter.

The market’s sector skew was undoubtedly beneficial, given the renewed vigor of technology, its largest exposure, in an environment of falling discount rates. However, the final two months of the year witnessed a broadening out of the performance contribution, both in terms of sectors and market capitalization.

2

Stocks continued to rise early in 2024, supported by strong economic data and the increasing likelihood that the Fed would achieve a “soft landing.” But the yield curve remained inverted, suggesting that the much-anticipated recession was still on the table.

While growth stocks performed well during the period, income-oriented stocks were hampered somewhat by a concern that interest-rate cuts by the Fed would be postponed until the second half of 2024. The November presidential election also figured into considerations, as investors believed the Fed would want to avoid appearing to be influenced by political considerations, potentially resulting in a delay in rate cuts.

Performance Hindered by Consumer Discretionary, Industrials and Health Care Sectors

The fund’s underperformance versus the Index was driven primarily by stock selections in the consumer discretionary, industrials and health care sectors. In consumer discretionary, shares of International Game Technology PLC, a provider of lottery services and slot machines, lagged as investors became concerned about the possible loss of a contract with Italy’s national lottery. In the industrials sector, the fund’s lack of exposure to General Electric detracted as shares rose more than 35%. In addition, the fund’s position in FedEx Corp. was detrimental because shares declined on soft results due to economic weakness. Finally, in the aerospace and defense industry, shares of The Boeing Company hindered performance as investors became concerned about the company’s supply chain and quality control issues. In the health care sector, a position in UnitedHealth Group, Inc. detracted. Medical costs have risen in part due to pent-up demand for procedures that were postponed due to the pandemic. This resulted in greater acuity of health problems, raising costs of treatment. Shares of Becton Dickinson and Co. also hampered returns. The company reported lower-than-expected results due to economic weakness in China.

Positive contributors included both allocation decisions and security selections. An underweight to the utilities sector was beneficial, as was stock selection, while in the energy and information technology sectors, stock choices were the primary driver. In utilities, shares of Constellation Energy Corp., the largest nuclear power generator in the country, benefited as the growth of artificial intelligence promised to generate more demand for power, especially by data centers. On the other hand, a lack of exposure to many other utility companies was advantageous because higher interest rates threaten to raise the cost of capital for these capital-intensive companies. In the energy sector, a lack of exposure to ExxonMobil was beneficial as shares declined in part due to the company’s offer to buy Pioneer Natural Resources, an exploration and production company. The fund’s position in Hess Corp. was also advantageous. Shares performed well when the company received a takeout offer from Chevron. A position in Marathon Petroleum Corp., a refiner, also added to results. In the information technology sector, Applied Materials, Inc. a semiconductor equipment maker, benefited from passage of the CHIPS Act, which supports development of the semiconductor industry in the U.S. Shares of Micron Technology, Inc. a maker of memory chips, gained from increased discipline in the industry, which resulted in lower production, helping to support prices. In addition, the company’s exposure to data centers, which will need more memory chips to support the trend in artificial intelligence, was also advantageous. In the financial sector, an overweight allocation was beneficial, especially in the insurance industry.

A Focus on Quality

While investors appear to have embraced the “soft landing” scenario, we believe they may be underestimating the odds of two other scenarios. First, the chances of a recession may be greater than many believe, given that rates have now been relatively high for a while, and the economic

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

impact of monetary policy typically occurs with a lag. Second, while inflation has declined, it may rebound, which could delay interest-rate cuts or even require additional tightening.

That said, we believe the current environment favors a focus on quality. In addition, among value stocks, opportunities are abundant, though given some likelihood of an economic slowdown, it pays to beware of value traps. We believe that the bottom line is that the current environment favors active management. Returns are showing broad dispersion, so an active approach is likely to be more beneficial than mere exposure to a value benchmark.

March 15, 2024

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 29, 2024, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies that are considered more value-oriented relative to the overall market, as defined by Russell’s leading style methodology. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The index is completely reconstituted annually to ensure new and growing equities are included, and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging market countries. Please read the prospectus for further discussion of these risks.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Dynamic Value Fund from September 1, 2023 to February 29, 2024. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended February 29, 2024

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.83	$8.71	$3.53	$3.33
Ending value (after expenses)	$1,088.40	$1,084.20	$1,089.80	$1,090.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended February 29, 2024

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.67	$8.42	$3.42	$3.22
Ending value (after expenses)	$1,020.24	$1,016.51	$1,021.48	$1,021.68
†

Expenses are equal to the fund’s annualized expense ratio of .93% for Class A, 1.68% for Class C, .68% for Class I and .64% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
February 29, 2024 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.2%
Automobiles & Components - 1.0%
General Motors Co.	1,209,073		49,547,812
Banks - 8.7%
Bank of America Corp.	1,580,582		54,561,691
Citigroup, Inc.	1,281,483		71,109,492
First Horizon Corp.	2,788,126		39,312,577
JPMorgan Chase & Co.	1,185,970		220,661,578
Truist Financial Corp.	999,921		34,977,236
			420,622,574
Capital Goods - 8.2%
Eaton Corp. PLC	178,952		51,717,128
Howmet Aerospace, Inc.	831,568		55,340,850
Hubbell, Inc.	136,891		52,110,297
Johnson Controls International PLC	1,020,864		60,506,609
L3Harris Technologies, Inc.	267,382		56,594,074
Northrop Grumman Corp.	109,480		50,472,470
The Boeing Company	339,188	[a]	69,099,379
			395,840,807
Commercial & Professional Services - 2.1%
CACI International, Inc., Cl. A	132,825	[a]	49,789,451
Veralto Corp.	619,047		53,498,042
			103,287,493
Consumer Services - 2.9%
International Game Technology PLC	1,544,317		41,959,092
Las Vegas Sands Corp.	1,798,617		98,060,599
			140,019,691
Energy - 9.5%
ConocoPhillips	1,012,009		113,891,493
Diamondback Energy, Inc.	173,800		31,721,976
EQT Corp.	2,344,087		87,082,832
Marathon Petroleum Corp.	372,434		63,027,006
Occidental Petroleum Corp.	1,340,781	[b]	81,264,736
Phillips 66	582,419		83,000,532
			459,988,575
Financial Services - 12.2%
Ameriprise Financial, Inc.	58,041		23,643,582
Berkshire Hathaway, Inc., Cl. B	423,753	[a]	173,484,478
CME Group, Inc.	522,326		115,094,534
LPL Financial Holdings, Inc.	184,587		49,449,011
Morgan Stanley	401,535		34,548,071
The Goldman Sachs Group, Inc.	307,632		119,684,230

6

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Financial Services - 12.2% (continued)
Voya Financial, Inc.	1,045,537		71,472,909
			587,376,815
Food, Beverage & Tobacco - 1.2%
Darling Ingredients, Inc.	645,620	[a]	27,316,182
Philip Morris International, Inc.	356,616		32,081,175
			59,397,357
Health Care Equipment & Services - 10.1%
Alcon, Inc.	541,030	[a,b]	45,744,087
Becton, Dickinson and Co.	461,227		108,642,020
Boston Scientific Corp.	876,374	[a]	58,024,722
Centene Corp.	812,328	[a]	63,710,885
Globus Medical, Inc., Cl. A	817,923	[a]	44,159,663
Medtronic PLC	1,446,057		120,543,312
UnitedHealth Group, Inc.	96,198		47,483,333
			488,308,022
Household & Personal Products - 1.6%
Kenvue, Inc.	3,953,143		75,109,717
Insurance - 8.9%
American International Group, Inc.	835,812		60,922,337
Aon PLC, Cl. A	76,073		24,038,307
Assurant, Inc.	407,429		73,927,992
RenaissanceRe Holdings Ltd.	413,892		93,051,199
The Allstate Corp.	646,779		103,174,186
Willis Towers Watson PLC	281,389		76,709,455
			431,823,476
Materials - 6.1%
CF Industries Holdings, Inc.	624,118		50,378,805
CRH PLC	885,132		74,625,479
Freeport-McMoRan, Inc.	1,941,922		73,424,071
Newmont Corp.	2,271,028		70,969,625
Vulcan Materials Co.	90,829		24,146,890
			293,544,870
Media & Entertainment - 2.1%
Alphabet, Inc., Cl. A	365,759	[a]	50,642,991
The Interpublic Group of Companies, Inc.	1,688,935		53,032,559
			103,675,550
Pharmaceuticals, Biotechnology & Life Sciences - 9.3%
AbbVie, Inc.	268,911		47,341,781
Alnylam Pharmaceuticals, Inc.	125,258	[a]	18,925,231
Amgen, Inc.	86,457		23,674,520
Biogen, Inc.	87,906	[a]	19,074,723
BioMarin Pharmaceutical, Inc.	500,390	[a]	43,173,649
Danaher Corp.	622,750		157,642,935

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 99.2% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 9.3% (continued)
Illumina, Inc.		267,704	[a]	37,433,050
Regeneron Pharmaceuticals, Inc.		60,311	[a]	58,265,854
Sanofi SA, ADR		940,525	[a]	45,004,121
				450,535,864
Semiconductors & Semiconductor Equipment - 5.2%
Advanced Micro Devices, Inc.		136,496	[a]	26,279,575
Applied Materials, Inc.		496,405		100,085,176
Intel Corp.		978,701		42,133,078
Micron Technology, Inc.		904,068		81,917,601
				250,415,430
Software & Services - 3.4%
Akamai Technologies, Inc.		403,105	[a]	44,712,407
Dolby Laboratories, Inc., Cl. A		515,443		41,750,883
International Business Machines Corp.		412,725		76,366,507
				162,829,797
Technology Hardware & Equipment - 1.9%
Cisco Systems, Inc.		1,892,060		91,518,942
Telecommunication Services - 1.5%
AT&T, Inc.		4,276,430		72,399,960
Transportation - 1.5%
FedEx Corp.		298,817		74,396,469
Utilities - 1.8%
Constellation Energy Corp.		519,549		87,518,029
Total Common Stocks (cost $4,243,543,702)				4,798,157,250
	1-Day Yield (%)
Investment Companies - .6%
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $30,282,824)	5.41	30,282,824	[c]	30,282,824

8

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $31,165,719)	5.41	31,165,719	[c]	31,165,719
Total Investments (cost $4,304,992,245)		100.5%		4,859,605,793
Liabilities, Less Cash and Receivables		(.5%)		(24,876,021)
Net Assets		100.0%		4,834,729,772

ADR—American Depositary Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At February 29, 2024, the value of the fund’s securities on loan was $44,617,292 and the value of the collateral was $45,671,971, consisting of cash collateral of $31,165,719 and U.S. Government & Agency securities valued at $14,506,252. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Financials	29.8
Health Care	19.4
Industrials	11.9
Information Technology	10.4
Energy	9.5
Materials	6.1
Consumer Discretionary	3.9
Communication Services	3.6
Consumer Staples	2.8
Utilities	1.8
Investment Companies	1.3
100.5

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 8/31/2023	Purchases ($)†	Sales ($)	Value ($) 2/29/2024	Dividends/ Distributions ($)
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .6%	44,146,863	861,860,970	(875,725,009)	30,282,824	1,205,449

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Affiliated Issuers (continued)
Description	Value ($) 8/31/2023	Purchases ($)†	Sales ($)	Value ($) 2/29/2024	Dividends/ Distributions ($)
Investment of Cash Collateral for Securities Loaned - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .7%	-	127,515,993	(96,350,274)	31,165,719	15,787	††
Total - 1.3%	44,146,863	989,376,963	(972,075,283)	61,448,543	1,221,236

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2024 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $44,617,292)—Note 1(c):
Unaffiliated issuers	4,243,543,702	4,798,157,250
Affiliated issuers	61,448,543	61,448,543
Cash		742,112
Receivable for investment securities sold		93,373,586
Receivable for shares of Common Stock subscribed		12,617,861
Dividends and securities lending income receivable		7,110,188
Tax reclaim receivable—Note 1(b)		226,741
Prepaid expenses		323,648
		4,973,999,929
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		2,123,175
Payable for investment securities purchased		99,921,630
Liability for securities on loan—Note 1(c)		31,165,719
Payable for shares of Common Stock redeemed		5,350,954
Directors’ fees and expenses payable		70,339
Other accrued expenses		638,340
		139,270,157
Net Assets ($)		4,834,729,772
Composition of Net Assets ($):
Paid-in capital		4,186,803,855
Total distributable earnings (loss)		647,925,917
Net Assets ($)		4,834,729,772

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	1,121,688,980	45,355,953	3,325,667,288	342,017,551
Shares Outstanding	26,309,342	1,210,950	77,469,460	7,987,988
Net Asset Value Per Share ($)	42.63	37.45	42.93	42.82

See notes to financial statements.

11

STATEMENT OF OPERATIONS
Six Months Ended February 29, 2024 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $4,306 foreign taxes withheld at source):
Unaffiliated issuers	36,981,883
Affiliated issuers	1,205,449
Income from securities lending—Note 1(c)	15,787
Interest	14,193
Total Income	38,217,312
Expenses:
Management fee—Note 3(a)	11,393,971
Shareholder servicing costs—Note 3(c)	2,690,123
Registration fees	309,324
Directors’ fees and expenses—Note 3(d)	157,569
Distribution fees—Note 3(b)	136,589
Prospectus and shareholders’ reports	109,166
Custodian fees—Note 3(c)	60,604
Professional fees	53,212
Loan commitment fees—Note 2	48,634
Chief Compliance Officer fees—Note 3(c)	8,060
Miscellaneous	104,569
Total Expenses	15,071,821
Less—reduction in expenses due to undertaking—Note 3(a)	(690,756)
Less—reduction in fees due to earnings credits—Note 3(c)	(39,929)
Net Expenses	14,341,136
Net Investment Income	23,876,176
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	143,985,234
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	205,686,033
Net Realized and Unrealized Gain (Loss) on Investments	349,671,267
Net Increase in Net Assets Resulting from Operations	373,547,443

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 29, 2024 (Unaudited)	Year Ended August 31, 2023
Operations ($):
Net investment income	23,876,176	29,211,781
Net realized gain (loss) on investments	143,985,234	124,493,258
Net change in unrealized appreciation (depreciation) on investments	205,686,033	197,353,064
Net Increase (Decrease) in Net Assets Resulting from Operations	373,547,443	351,058,103
Distributions ($):
Distributions to shareholders:
Class A	(52,081,891)	(82,406,100)
Class C	(1,834,464)	(1,747,344)
Class I	(127,505,121)	(94,067,152)
Class Y	(15,087,998)	(20,632,403)
Total Distributions	(196,509,474)	(198,852,999)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	96,789,931	160,101,228
Class C	13,004,845	25,244,240
Class I	1,643,529,679	1,503,418,033
Class Y	83,962,363	116,795,687
Distributions reinvested:
Class A	48,179,387	77,017,420
Class C	1,760,950	1,656,007
Class I	121,882,943	88,854,229
Class Y	12,584,536	16,158,925
Cost of shares redeemed:
Class A	(84,020,059)	(158,170,478)
Class C	(3,841,265)	(6,781,231)
Class I	(421,522,611)	(583,867,642)
Class Y	(43,710,606)	(109,842,575)
Increase (Decrease) in Net Assets from Capital Stock Transactions	1,468,600,093	1,130,583,843
Total Increase (Decrease) in Net Assets	1,645,638,062	1,282,788,947
Net Assets ($):
Beginning of Period	3,189,091,710	1,906,302,763
End of Period	4,834,729,772	3,189,091,710

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended February 29, 2024 (Unaudited)	Year Ended August 31, 2023
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	2,370,004	4,061,975
Shares issued for distributions reinvested	1,231,895	2,001,492
Shares redeemed	(2,057,229)	(4,027,566)
Net Increase (Decrease) in Shares Outstanding	1,544,670	2,035,901
Class Ca
Shares sold	360,895	722,248
Shares issued for distributions reinvested	51,161	48,478
Shares redeemed	(107,434)	(196,062)
Net Increase (Decrease) in Shares Outstanding	304,622	574,664
Class Ib
Shares sold	39,948,922	38,041,141
Shares issued for distributions reinvested	3,096,620	2,295,382
Shares redeemed	(10,225,577)	(14,758,742)
Net Increase (Decrease) in Shares Outstanding	32,819,965	25,577,781
Class Yb
Shares sold	2,046,082	2,954,760
Shares issued for distributions reinvested	320,625	418,517
Shares redeemed	(1,067,573)	(2,758,559)
Net Increase (Decrease) in Shares Outstanding	1,299,134	614,718

[a]

During the period ended February 29, 2024, 559 Class C shares representing $20,188 were automatically converted to 492 Class A shares and during the period ended August 31, 2023, 1,627 Class C shares representing $56,584 were automatically converted to 1,455 Class A shares.

[b]

During the period ended February 29, 2024, 725,518 Class I shares representing $29,995,333 were exchanged for 727,454 Class Y shares, 1,197 Class A shares representing $48,778 were exchanged for 1,189 Class I shares and 781 Class A shares representing $32,657 were exchanged for 778 Class Y shares. During the period ended August 31, 2023, 44,051 Class Y shares representing $1,754,656 were exchanged for 43,942 Class I shares and 5,457 Class A shares representing $225,051 were exchanged for 5,415 Class I shares.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended		Year Ended August 31,
February 29, 2024
Class A Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	41.26	39.43	47.84	33.28	34.61	42.18
Investment Operations:
Net investment income[a]	.22	.38	.32	.36	.47	.57
Net realized and unrealized gain (loss) on investments	3.24	4.99	.86	15.20	(.56)	(2.67)
Total from Investment Operations	3.46	5.37	1.18	15.56	(.09)	(2.10)
Distributions:
Dividends from net investment income	(.32)	(.28)	(.46)	(.22)	(.57)	(.63)
Dividends from net realized gain on investments	(1.77)	(3.26)	(9.13)	(.78)	(.67)	(4.84)
Total Distributions	(2.09)	(3.54)	(9.59)	(1.00)	(1.24)	(5.47)
Net asset value, end of period	42.63	41.26	39.43	47.84	33.28	34.61
Total Return (%)[b]	8.84[c]	14.27	2.34	47.60	(.55)	(4.40)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95[d]	.94	.94	.95	.97	.96
Ratio of net expenses to average net assets	.93[d]	.93	.93	.93	.93	.93
Ratio of net investment income to average net assets	1.06[d]	.97	.76	.88	1.42	1.58
Portfolio Turnover Rate	54.53[c]	106.44	115.23	108.10	103.12	97.03
Net Assets, end of period ($ x 1,000)	1,121,689	1,021,797	896,291	881,741	648,545	728,146

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 29, 2024		Year Ended August 31,
Class C Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	36.42	35.34	43.80	30.58	31.84	39.20
Investment Operations:
Net investment income[a]	.06	.08	.01	.04	.20	.27
Net realized and unrealized gain (loss) on investments	2.85	4.42	.79	13.96	(.53)	(2.48)
Total from Investment Operations	2.91	4.50	.80	14.00	(.33)	(2.21)
Distributions:
Dividends from net investment income	(.11)	(.16)	(.13)	-	(.26)	(.31)
Dividends from net realized gain on investments	(1.77)	(3.26)	(9.13)	(.78)	(.67)	(4.84)
Total Distributions	(1.88)	(3.42)	(9.26)	(.78)	(.93)	(5.15)
Net asset value, end of period	37.45	36.42	35.34	43.80	30.58	31.84
Total Return (%)[b]	8.42[c]	13.40	1.59	46.48	(1.29)	(5.12)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.72[d]	1.73	1.72	1.73	1.73	1.71
Ratio of net expenses to average net assets	1.68[d]	1.68	1.68	1.68	1.68	1.68
Ratio of net investment income to average net assets	.32[d]	.23	.02	.11	.66	.83
Portfolio Turnover Rate	54.53[c]	106.44	115.23	108.10	103.12	97.03
Net Assets, end of period ($ x 1,000)	45,356	33,013	11,719	7,011	9,372	16,615

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

16

Six Months Ended
February 29, 2024		Year Ended August 31,
Class I Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	41.59	39.72	48.13	33.47	34.80	42.33
Investment Operations:
Net investment income[a]	.27	.49	.43	.47	.56	.66
Net realized and unrealized gain (loss) on investments	3.26	5.02	.86	15.28	(.56)	(2.68)
Total from Investment Operations	3.53	5.51	1.29	15.75	(.00)[b]	(2.02)
Distributions:
Dividends from net investment income	(.42)	(.38)	(.57)	(.31)	(.66)	(.67)
Dividends from net realized gain on investments	(1.77)	(3.26)	(9.13)	(.78)	(.67)	(4.84)
Total Distributions	(2.19)	(3.64)	(9.70)	(1.09)	(1.33)	(5.51)
Net asset value, end of period	42.93	41.59	39.72	48.13	33.47	34.80
Total Return (%)	8.98[c]	14.56	2.60	47.97	(.30)	(4.16)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73[d]	.72	.69	.70	.71	.71
Ratio of net expenses to average net assets	.68[d]	.68	.68	.68	.68	.68
Ratio of net investment income to average net assets	1.34[d]	1.22	1.02	1.13	1.67	1.83
Portfolio Turnover Rate	54.53[c]	106.44	115.23	108.10	103.12	97.03
Net Assets, end of period ($ x 1,000)	3,325,667	1,856,784	757,567	476,540	342,508	452,432

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 29, 2024		Year Ended August 31,
Class Y Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	41.49	39.63	48.05	33.41	34.74	42.35
Investment Operations:
Net investment income[a]	.27	.50	.45	.49	.57	.67
Net realized and unrealized gain (loss) on investments	3.27	5.01	.85	15.25	(.56)	(2.68)
Total from Investment Operations	3.54	5.51	1.30	15.74	.01	(2.01)
Distributions:
Dividends from net investment income	(.44)	(.39)	(.59)	(.32)	(.67)	(.76)
Dividends from net realized gain on investments	(1.77)	(3.26)	(9.13)	(.78)	(.67)	(4.84)
Total Distributions	(2.21)	(3.65)	(9.72)	(1.10)	(1.34)	(5.60)
Net asset value, end of period	42.82	41.49	39.63	48.05	33.41	34.74
Total Return (%)	9.02[b]	14.60	2.64	48.06	(.27)	(4.13)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.64[c]	.64	.63	.64	.65	.65
Ratio of net expenses to average net assets	.64[c]	.63	.63	.64	.65	.65
Ratio of net investment income to average net assets	1.35[c]	1.26	1.04	1.18	1.70	1.84
Portfolio Turnover Rate	54.53[b]	106.44	115.23	108.10	103.12	97.03
Net Assets, end of period ($ x 1,000)	342,018	277,499	240,726	338,408	204,901	240,163

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Dynamic Value Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser” or “NIMNA”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser. NIMNA entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (“NIM”), to enable NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of NIMNA and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978. NIM is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 800 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized), Class I (250 million shares authorized), and Class Y (150 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

20

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of February 29, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	4,798,157,250	-	-	4,798,157,250
Investment Companies	61,448,543	-	-	61,448,543

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on

22

the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of February 29, 2024, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended February 29,

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

2024, BNY Mellon earned $2,152 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of February 29, 2024, the fund had securities lending and the impact of netting of assets and liabilities and the offsetting of collateral pledged or received, if any, based on contractual netting/set-off provisions in the securities lending agreement are detailed in the following table:

	Assets ($)		Liabilities ($)
Securities Lending	44,617,292		-
Total gross amount of assets and liabilities in the Statement of Assets and Liabilities	44,617,292		-
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(44,617,292)	[1]	-
Net amount	-		-
[1]

The value of the related collateral received by the fund normally exceeded the value of the securities loaned by the fund pursuant to the securities lending agreement. In addition, the value of collateral may include pending sales that are also on loan. See Statement of Investments for detailed information regarding collateral received for open securities lending.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets,

24

lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 29, 2024, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 29, 2024, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2023 was as follows: ordinary income $41,551,859 and long-term capital gains $157,301,140. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 29, 2024, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from September 1, 2023 through December 29, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 Distribution plan fees, Shareholder Services plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .68% of the value of the fund’s average daily net assets. On or after December 29, 2024, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking amounted to $690,756 during the period ended February 29, 2024.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .288% of the value of the fund’s average daily net assets.

During the period ended February 29, 2024, the Distributor retained $36,773 from commissions earned on sales of the fund’s Class A shares, $1,000 and $7,293 from CDSC fees on redemptions of the fund’s Class A and Class C shares, respectively.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments

26

are made. During the period ended February 29, 2024, Class C shares were charged $136,589 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 29, 2024, Class A and Class C shares were charged $1,294,360 and $45,530, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 29, 2024, the fund was charged $87,191 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $39,929.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 29, 2024, the fund was charged $60,604 pursuant to the custody agreement.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended February 29, 2024, the fund was charged $8,060 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $2,191,295, Distribution Plan fees of $25,439, Shareholder Services plan fees of $227,057, Custodian fees of $47,429, Chief Compliance Officer fees of $3,006 and Transfer Agent fees of $42,094, which are offset against an expense reimbursement currently in effect in the amount of $413,145.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and meeting attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 29, 2024, amounted to $3,385,883,733 and $2,080,013,955, respectively.

At February 29, 2024, accumulated net unrealized appreciation on investments was $554,613,548, consisting of $609,131,250 gross unrealized appreciation and $54,517,702 gross unrealized depreciation.

At February 29, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

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ADDITIONAL INFORMATION (Unaudited)

UPDATES TO SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE FROM CERTAIN FINANCIAL INTERMEDIARIES:

The availability of certain sales charge reductions and waivers will depend on whether you purchase fund shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load reductions or waivers or CDSC waivers, which are described in the fund’s prospectus. In all instances, it is the investor’s responsibility to notify the fund or the investor’s financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge reductions or waivers. For reductions or waivers not available through a particular financial intermediary, investors will have to purchase fund shares directly from the fund or through another financial intermediary to receive these reductions or waivers.

Edward Jones

Clients of Edward D. Jones & Co., L.P. (Edward Jones) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge reductions and waivers, which can differ from the sales charge reductions and waivers described elsewhere in the fund’s prospectus or the SAI or through another financial intermediary. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds, or other facts qualifying the purchaser for sales charge reductions or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Front-end sales charge reductions on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described in the fund’s prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in the fund’s prospectus, will be calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds (except certain money market funds and any assets held in group retirement plans) held by the purchaser or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”) and, if grouping assets as a shareholder, includes all share classes of such funds held on the Edward Jones platform and/or held on another platform. Shares of funds in the BNY Mellon Family of Funds may be included in the ROA calculation only if the shareholder notifies Edward Jones about such shares. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. For purposes of determining the value of a shareholder’s aggregated holdings, eligible shares held will be valued at the higher of their cost minus redemptions or current market value.

29

ADDITIONAL INFORMATION (Unaudited) (continued)

• Letter of intent (LOI), which allows for breakpoint discounts as described in the fund’s prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period from the date Edward Jones receives the LOI. Eligible shares purchased pursuant to a LOI will be valued at the higher of their cost or current market value for purposes of determining the front-end sales charge and any breakpoint discounts with respect to such share purchases. Each purchase a shareholder makes pursuant to a LOI during the 13-month period will receive the front-end sales charge and breakpoint discount that applies to the total amount indicated in the LOI. Shares of funds in the BNY Mellon Family of Funds may be included in the LOI calculation only if the shareholder notifies Edward Jones about such shares at the time of calculation. Shares purchased before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid by the shareholder. The sales charge will be adjusted if the shareholder does not meet the goal indicated in the LOI. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Front-end sales charge waivers on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures)

• shares purchased in an Edward Jones fee-based program

• shares purchased through reinvestment of dividends and capital gains distributions of the fund

• shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided that (1) the repurchase occurs within 60 days following the redemption, and (2) the redemption and purchase are made in a share class that charges a front-end sales charge, subject to one of the following conditions being met:

o the redemption and repurchase occur in the same account

o the redemption proceeds are used to process an IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA)

• shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any CDSC due, if applicable. Any future

30

purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus

• exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

• purchases of Class A shares for a 529 plan account through a rollover from either another education savings plan or a security used for qualified distributions

• purchases of Class A shares for a 529 plan account made for recontribution of refunded amounts

CDSC waivers on Class A and C shares purchased on the Edward Jones commission and fee-based platforms

The fund’s CDSC on Class A and C shares may be waived for shares purchased on the Edward Jones commission and fee-based platforms in the following cases:

• redemptions made upon the death or disability of the shareholder

• redemptions made through a systematic withdrawal plan, if such redemptions do not exceed 10% of the value of the account annually

• redemptions made in connection with a return of excess contributions from an IRA account

• redemptions made as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

• redemptions made to pay Edward Jones fees or costs, but only if the redemption is initiated by Edward Jones

• shares exchanged in an Edward Jones fee-based program

• shares acquired through a Right of Reinstatement (as defined above)

• shares redeemed at the discretion of Edward Jones for accounts not meeting Edward Jones’ minimum balance requirements described below

Other important information for clients of Edward Jones who purchase fund shares on the Edward Jones commission and fee-based platforms

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o A fee-based account held on an Edward Jones platform

o A 529 account held on an Edward Jones platform

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ADDITIONAL INFORMATION (Unaudited) (continued)

o An account with an active systematic investment plan or LOI

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus.

Merrill

Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account are eligible only for the following sales load waivers (front-end or CDSC) and discounts, which differ from those disclosed elsewhere in the fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation. Additional information on waivers or discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end sales charge waivers on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• shares purchased through a Merrill investment advisory program

• brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

• shares purchased through the Merrill Edge Self-Directed platform

• shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

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• shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

• shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

• shares purchased by eligible persons associated with the fund as defined in the fund’s prospectus (e.g., the fund’s officers or trustees)

• shares purchased from the proceeds of a mutual fund redemption in front-end load shares, provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

CDSC waivers on Class A and C shares purchased through Merrill

Fund shares purchased through a Merrill platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI:

• shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

• shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits, as described in the Merrill SLWD Supplement

• shares sold due to return of excess contributions from an IRA account

• shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

• front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.

Front-end sales charge reductions on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge reductions (i.e., discounts), which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

• Breakpoint discounts, as described in the fund’s prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.

33

ADDITIONAL INFORMATION (Unaudited) (continued)

• Rights of accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household.

• Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.

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PROXY RESULTS (Unaudited)

A special meeting of the Company’s shareholders was held on October 12, 2023. The proposal considered at the meeting and the results were as follows:

	Shares
	For	Withheld
To elect Board Members to hold office until their successors are duly elected and qualified†
Francine J. Bovich	165,556,384	2,001,769
Michael D. DiLecce	165,574,410	1,983,742
Gina D. France	165,046,263	2,511,889
Joan L. Gulley	164,763,074	2,795,079
Nathan Leventhal	165,032,642	2,525,511

† Each Board Member’s term commenced January 1, 2024

In addition, Joseph S. DiMartino, Peggy C. Davis and Robin A. Melvin continue as Board Members of the Company. Mses. France and Gulley currently are Board Members of the Company, but have not been previously elected by shareholders.

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For More Information

BNY Mellon Dynamic Value Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC

BNY Mellon Center
201 Washington Street
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A:DAGVX Class C:DCGVX Class I:DRGVX Class Y:DRGYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation 0257SA0224

BNY Mellon Opportunistic Midcap Value Fund

SEMI-ANNUAL REPORT February 29, 2024

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2023, through February 29, 2024, as provided by R. Patrick Kent and Andrew Leger, portfolio managers of Newton Investment Management North America, LLC, sub-adviser.

Market and Fund Performance Overview

For the six-month period ended February 29, 2024, BNY Mellon Opportunistic Midcap Value Fund’s (the “fund”) A shares produced a total return of 9.66%, Class C shares returned 9.21%, Class I shares returned 9.75% and Class Y shares returned 9.81%.1 In comparison, the fund’s benchmark, the Russell Midcap® Value Index (the “Index”), produced a 9.49% total return for the same period.2

Mid-cap stocks posted gains over the reporting period as investors began to anticipate the end of the Federal Reserve’s (the “Fed”) monetary tightening policy. The fund shares outperformed the Index due largely to favorable security selection.

The Fund’s Investment Approach

The fund seeks to surpass the performance of the Index. To pursue this goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of mid-cap companies. The fund currently considers mid-cap companies to be those companies with market capitalizations, at the time of purchase, within the market capitalization range of companies comprising the Index.

The fund’s sub-adviser identifies potential investments through extensive quantitative and fundamental research. The fund focuses on individual stock selection (a “bottom-up” approach), emphasizing three key factors: relative value, business health, and business momentum.

In constructing the fund’s portfolio, the fund’s sub-adviser uses an opportunistic value approach to identify stocks whose current market prices trade at a large discount to their intrinsic value, as calculated by the sub-adviser. Intrinsic value is based on the combination of the valuation assessment of the company’s operating divisions with its economic balance sheet. The opportunistic value style attempts to benefit from valuation inefficiencies and underappreciated fundamental prospects present in the marketplace. Mid-cycle estimates, growth prospects and identification of competitive advantages are used to calculate a stock’s intrinsic value. The strategy invests in stocks priced in the market at a discount to intrinsic value which have a catalyst present to enable higher revaluation. Additionally, a company’s stated and hidden liabilities and assets are included in the sub-adviser’s economic balance sheet calculation for the company.

Equities Post Solid Gains

Equities markets benefited from a stronger-than-expected economy, easing inflation and investor anticipation that the Fed would begin cutting interest rates sometime in 2024. Strong interest in artificial intelligence (“AI”) and the infrastructure needed to support it also provided support. The primary beneficiaries of this support were large-cap companies, especially the “Magnificent Seven”, including Microsoft, Google, Apple and other mega-cap, growth-oriented companies.

The fourth quarter of 2023 started with a continuation of concerns about stronger-than-expected employment and growth data, coupled with inflation that remained slightly higher than anticipated, suggesting that the economy was running too hot. This pushed yields on Treasury bonds markedly higher. However, equities rebounded at the end of October on the back of sharply falling government bond yields, which were driven in part by lower inflation data for October and November. But a marked change in tone from the Fed also contributed, steering investors away from expectations of interest rates staying “higher for longer” and toward anticipating rate cuts in the first half of 2024.

This became the chief catalyst for the equity market’s rally in the final few weeks of 2023 and heralded the prospect of achieving the “soft landing”. In aggregate, these gains far outweighed the losses experienced in October and thus resulted in robust returns from equity markets over the quarter.

The market’s sector skew was undoubtedly beneficial, given the renewed vigor of technology, its largest exposure, in an environment of falling discount rates. However, the final two months of the year witnessed a broadening out of the performance contribution, both in terms of sectors and market capitalization.

Stocks continued to rise early in 2024, supported by strong economic data and the increasing likelihood that the Fed would achieve a “soft landing”. The yield curve, however, remained inverted, suggesting that the much-anticipated recession was still on the table.

While growth stocks performed well during the period, income-oriented stocks were hampered somewhat by a concern that interest-rate cuts by the Fed would be postponed until the second half of 2024. The November presidential election also figured into considerations, as investors believed the Fed would want to avoid appearing to be influenced by political considerations, potentially resulting in a delay in rate cuts.

Utilities, Health Care and Information Technology Contributed Positively

The fund outperformed the Index over the reporting period due largely to favorable stock selection. In the utilities sector, shares of Constellation Energy Corp., an owner and operator of nuclear power plants, performed well. The company is positioned well to gain from a resurgence in demand for nuclear energy and is likely to benefit from financial incentives for nuclear power passed in 2022 as part of the Inflation Reduction Act. In health care, the fund’s position in Centene Corp., a Medicaid-focused HMO, was helped by the company’s operational improvements and a plan to bolster profit margins. In information technology, a position in software maker Splunk, Inc. was advantageous as the company received a buyout offer from Cisco Systems. An underweight to the real estate sector was also advantageous.

Stock selections in the industrials, energy and financials sectors detracted. In industrials, shares of Rentokil Initial, PLC a UK-based pest control company, hindered performance as the company’s acquisition of Terminix, a U.S.-based pest control company, has weighed on financial results. Shares of CNH Industrial, a construction and agricultural equipment company, also hampered returns. The company’s financial results were hurt by weakness in the agricultural industry. In energy, a position in NOV, Inc. an oilfield services company, detracted as the company’s performance was hurt by a decline in rig count caused by lower oil prices. In addition, shares of EQT Corp., a natural gas production company, were hampered by lower natural gas prices. In financials, selections performed positively but

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

lagged the sector. A position in Global Payments, Inc., which provides payments technology and services, was the largest detractor in this sector as shares were essentially flat for the reporting period. An overweight to health care also detracted, as did an underweight to industrials. In addition, the fund was positioned defensively, with a larger-than-normal allocation to cash, and this was a drag on returns as well.

An Uncertain Outlook

The outlook for the short term appears murky. While the economy continues to benefit in part from demand postponed during the pandemic, inflation remains higher than desired. The stronger-than-expected economy has kept the labor market strong, but this may also be making the Fed’s task of reducing inflation more difficult. Until recently, investors were anticipating interest-rate cuts early in 2024, but these cuts now appear to be more likely later in the year. The number and size of these cuts is also uncertain.

In fact, a rise in inflation remains a risk. Much of the economy’s strength has resulted from deficit spending by the federal government. This, in turn, may be helping to keep inflation from falling faster and may be keeping long-term interest rates high. Eventually, this could cause the economy to slow. On the other hand, inflation may continue to fall, as many anticipate.

In light of this uncertainty, we are positioning the fund defensively. For example, we have been overweight in the health care sector, which often outperforms when the Fed pauses its rate-hiking program.

March 15, 2024

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies that are considered more value-oriented relative to the overall market, as defined by Russell’s leading style methodology. The Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

Equities are subject to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees. Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Opportunistic Midcap Value Fund from September 1, 2023 to February 29, 2024. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended February 29, 2024

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.05	$10.30	$5.06	$4.43
Ending value (after expenses)	$1,096.60	$1,092.10	$1,097.50	$1,098.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended February 29, 2024

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.82	$9.92	$4.87	$4.27
Ending value (after expenses)	$1,019.10	$1,015.02	$1,020.04	$1,020.64
†

Expenses are equal to the fund’s annualized expense ratio of 1.16% for Class A, 1.98% for Class C, .97% for Class I and .85% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
February 29, 2024 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 98.1%
Automobiles & Components - 1.1%
Mobileye Global, Inc., Cl. A	171,920	[a,b]	4,378,802
Banks - 3.0%
First Horizon Corp.	405,240		5,713,884
Popular, Inc.	77,261		6,465,201
			12,179,085
Capital Goods - 5.3%
Huntington Ingalls Industries, Inc.	26,857		7,832,038
Johnson Controls International PLC	116,178		6,885,870
Quanta Services, Inc.	28,201		6,810,824
			21,528,732
Commercial & Professional Services - 8.7%
CACI International, Inc., Cl. A	20,568	[b]	7,709,915
Clarivate PLC	534,557	[a,b]	3,838,119
Equifax, Inc.	28,885		7,902,647
Rentokil Initial PLC, ADR	282,213	[a,b]	8,060,003
Waste Connections, Inc.	45,526		7,577,347
			35,088,031
Consumer Discretionary Distribution & Retail - 2.0%
Ross Stores, Inc.	53,280		7,936,589
Consumer Durables & Apparel - 2.8%
Hasbro, Inc.	92,365	[a]	4,645,036
Skechers USA, Inc., Cl. A	106,763	[b]	6,599,021
			11,244,057
Consumer Services - 5.3%
ADT, Inc.	595,712	[a]	4,324,869
Aramark	334,199		10,136,256
Expedia Group, Inc.	50,891	[b]	6,962,907
			21,424,032
Consumer Staples Distribution - 2.1%
Dollar Tree, Inc.	58,171	[b]	8,532,522
Energy - 6.5%
Antero Resources Corp.	257,036	[b]	6,605,825
Marathon Oil Corp.	232,821		5,645,909
NOV, Inc.	357,840		6,047,496
Valero Energy Corp.	57,431		8,124,189
			26,423,419
Equity Real Estate Investment Trusts - 3.1%
Alexandria Real Estate Equities, Inc.	30,074	[c]	3,751,130
Digital Realty Trust, Inc.	60,732	[c]	8,916,065
			12,667,195

Description	Shares		Value ($)
Common Stocks - 98.1% (continued)
Financial Services - 7.1%
Fidelity National Information Services, Inc.	95,501		6,607,714
Global Payments, Inc.	58,472		7,583,818
LPL Financial Holdings, Inc.	26,629		7,133,643
Voya Financial, Inc.	107,122		7,322,860
			28,648,035
Food, Beverage & Tobacco - 4.2%
Conagra Brands, Inc.	207,104		5,815,480
Molson Coors Beverage Co., Cl. B	92,535		5,776,035
Tyson Foods, Inc., Cl. A	101,662		5,514,147
			17,105,662
Health Care Equipment & Services - 8.2%
Baxter International, Inc.	171,618		7,022,609
Centene Corp.	111,452	[b]	8,741,180
Encompass Health Corp.	87,852		6,536,189
Laboratory Corp. of America Holdings	21,145		4,563,725
Zimmer Biomet Holdings, Inc.	51,647		6,422,821
			33,286,524
Insurance - 6.9%
Arch Capital Group Ltd.	76,368	[b]	6,689,073
Assurant, Inc.	36,211		6,570,486
Reinsurance Group of America, Inc.	39,760		7,031,556
RenaissanceRe Holdings Ltd.	34,959		7,859,482
			28,150,597
Materials - 4.3%
CRH PLC	76,775		6,472,900
Freeport-McMoRan, Inc.	118,774		4,490,845
Newmont Corp.	210,591		6,580,969
			17,544,714
Media & Entertainment - 3.1%
Pinterest, Inc., Cl. A	170,767	[b]	6,267,149
Warner Music Group Corp., Cl. A	181,412		6,336,721
			12,603,870
Pharmaceuticals, Biotechnology & Life Sciences - 2.9%
Sarepta Therapeutics, Inc.	52,517	[b]	6,716,924
United Therapeutics Corp.	22,025	[b]	4,969,721
			11,686,645
Real Estate Management & Development - 1.1%
Zillow Group, Inc., Cl. C	77,650	[b]	4,360,048
Semiconductors & Semiconductor Equipment - 3.7%
MKS Instruments, Inc.	76,128		9,345,473
Rambus, Inc.	92,186	[b]	5,461,099
			14,806,572

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 98.1% (continued)
Software & Services - 6.3%
Akamai Technologies, Inc.		72,258	[b]	8,014,857
Cognizant Technology Solutions Corp., Cl. A		78,388		6,194,220
Dolby Laboratories, Inc., Cl. A		72,240		5,851,440
Twilio, Inc., Cl. A		93,444	[b]	5,568,328
				25,628,845
Transportation - 4.5%
Knight-Swift Transportation Holdings, Inc.		96,320		5,426,669
Lyft, Inc., Cl. A		354,527	[b]	5,629,889
Norfolk Southern Corp.		28,290		7,168,120
				18,224,678
Utilities - 5.9%
Constellation Energy Corp.		53,201		8,961,708
Dominion Energy, Inc.		159,952		7,650,504
Vistra Corp.		135,990		7,416,895
				24,029,107
Total Common Stocks (cost $326,895,375)				397,477,761

Private Equity - .9%
Software & Services - .9%
Databricks, Inc., Ser. H		32,643	[b,d]	3,333,177
Databricks, Inc., Ser. I		2,689	[b,d]	274,574
Total Private Equity (cost $2,596,385)				3,607,751
	1-Day Yield (%)
Investment Companies - 1.2%
Registered Investment Companies - 1.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $4,747,356)	5.41	4,747,356	[e]	4,747,356

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 2.2%
Registered Investment Companies - 2.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $9,060,808)	5.41	9,060,808	[e]	9,060,808
Total Investments (cost $343,299,924)		102.4%		414,893,676
Liabilities, Less Cash and Receivables		(2.4%)		(9,655,128)
Net Assets		100.0%		405,238,548

ADR—American Depositary Receipt

a Security, or portion thereof, on loan. At February 29, 2024, the value of the fund’s securities on loan was $22,175,288 and the value of the collateral was $22,498,531, consisting of cash collateral of $9,060,808 and U.S. Government & Agency securities valued at $13,437,723. In addition, the value of collateral may include pending sales that are also on loan.

b Non-income producing security.

c Investment in real estate investment trust within the United States.

d The fund held Level 3 securities at February 29, 2024. These securities were valued at $3,607,751 or ..9% of net assets.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Industrials	18.5
Financials	17.0
Consumer Discretionary	11.1
Health Care	11.1
Information Technology	10.0
Energy	6.5
Consumer Staples	6.3
Utilities	6.0
Materials	4.3
Real Estate	4.2
Investment Companies	3.4
Communication Services	3.1
Technology	.9
102.4

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Affiliated Issuers
Description	Value ($) 8/31/2023	Purchases ($)†	Sales ($)	Value ($) 2/29/2024	Dividends/ Distributions ($)
Registered Investment Companies - 1.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.2%	7,196,897	61,897,246	(64,346,787)	4,747,356	228,832
Investment of Cash Collateral for Securities Loaned - 2.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 2.2%	2,741,239	51,737,627	(45,418,058)	9,060,808	10,312	††
Total - 3.4%	9,938,136	113,634,873	(109,764,845)	13,808,164	239,144

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2024 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $22,175,288)—Note 1(c):
Unaffiliated issuers	329,491,760	401,085,512
Affiliated issuers	13,808,164	13,808,164
Cash		287
Dividends and securities lending income receivable		543,553
Receivable for shares of Common Stock subscribed		39,160
Tax reclaim receivable—Note 1(b)		38,132
Prepaid expenses		54,028
		415,568,836
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		311,697
Liability for securities on loan—Note 1(c)		9,060,808
Payable for shares of Common Stock redeemed		814,622
Directors’ fees and expenses payable		7,790
Other accrued expenses		135,371
		10,330,288
Net Assets ($)		405,238,548
Composition of Net Assets ($):
Paid-in capital		309,892,672
Total distributable earnings (loss)		95,345,876
Net Assets ($)		405,238,548

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	290,691,266	4,336,047	106,542,732	3,668,503
Shares Outstanding	9,299,952	182,354	3,430,804	118,066
Net Asset Value Per Share ($)	31.26	23.78	31.05	31.07

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended February 29, 2024 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $13,963 foreign taxes withheld at source):
Unaffiliated issuers	2,951,216
Affiliated issuers	228,832
Income from securities lending—Note 1(c)	10,312
Total Income	3,190,360
Expenses:
Management fee—Note 3(a)	1,438,841
Shareholder servicing costs—Note 3(c)	539,086
Professional fees	48,335
Registration fees	34,740
Prospectus and shareholders’ reports	18,913
Distribution fees—Note 3(b)	16,775
Directors’ fees and expenses—Note 3(d)	15,560
Chief Compliance Officer fees—Note 3(c)	7,295
Custodian fees—Note 3(c)	4,870
Loan commitment fees—Note 2	4,632
Miscellaneous	24,699
Total Expenses	2,153,746
Less—reduction in fees due to earnings credits—Note 3(c)	(15,521)
Net Expenses	2,138,225
Net Investment Income	1,052,135
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	27,944,995
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	7,206,609
Net Realized and Unrealized Gain (Loss) on Investments	35,151,604
Net Increase in Net Assets Resulting from Operations	36,203,739

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 29, 2024 (Unaudited)	Year Ended August 31, 2023
Operations ($):
Net investment income	1,052,135	2,692,734
Net realized gain (loss) on investments	27,944,995	10,169,450
Net change in unrealized appreciation (depreciation) on investments	7,206,609	12,009,527
Net Increase (Decrease) in Net Assets Resulting from Operations	36,203,739	24,871,711
Distributions ($):
Distributions to shareholders:
Class A	(10,956,006)	(18,374,302)
Class C	(194,284)	(544,018)
Class I	(4,221,736)	(7,575,781)
Class Y	(143,598)	(125,326)
Total Distributions	(15,515,624)	(26,619,427)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	4,813,902	11,085,467
Class C	39,486	276,690
Class I	4,151,767	15,105,410
Class Y	1,502,395	835,567
Distributions reinvested:
Class A	10,346,506	17,446,253
Class C	191,640	533,414
Class I	4,026,401	7,210,248
Class Y	72,876	67,690
Cost of shares redeemed:
Class A	(22,366,853)	(38,336,640)
Class C	(1,111,974)	(3,615,008)
Class I	(11,770,037)	(35,974,627)
Class Y	(268,120)	(553,514)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(10,372,011)	(25,919,050)
Total Increase (Decrease) in Net Assets	10,316,104	(27,666,766)
Net Assets ($):
Beginning of Period	394,922,444	422,589,210
End of Period	405,238,548	394,922,444

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended February 29, 2024 (Unaudited)	Year Ended August 31, 2023
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	163,131	388,457
Shares issued for distributions reinvested	357,146	621,084
Shares redeemed	(758,060)	(1,342,544)
Net Increase (Decrease) in Shares Outstanding	(237,783)	(333,003)
Class Cb
Shares sold	1,734	12,726
Shares issued for distributions reinvested	8,683	24,615
Shares redeemed	(49,313)	(162,950)
Net Increase (Decrease) in Shares Outstanding	(38,896)	(125,609)
Class Ia
Shares sold	142,011	533,703
Shares issued for distributions reinvested	139,951	258,339
Shares redeemed	(402,214)	(1,269,791)
Net Increase (Decrease) in Shares Outstanding	(120,252)	(477,749)
Class Y
Shares sold	51,812	29,768
Shares issued for distributions reinvested	2,533	2,425
Shares redeemed	(9,202)	(19,369)
Net Increase (Decrease) in Shares Outstanding	45,143	12,824

[a]	During the period ended August 31, 2023, 198 Class I shares representing $5,577 were exchanged for 197 Class A shares.

[b]

During the period ended February 29, 2024, 480 Class C shares representing $10,892 were automatically converted to 368 Class A shares and during the period ended August 31, 2023, 26 Class C shares representing $561 were automatically converted to 20 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
February 29, 2024		Year Ended August 31,
Class A Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	29.67	29.73	35.79	26.76	24.10	35.32
Investment Operations:
Net investment income[a]	.07	.18	.08	.01	.03	.03
Net realized and unrealized gain (loss) on investments	2.70	1.66	(2.00)	9.05	2.70	(4.32)
Total from Investment Operations	2.77	1.84	(1.92)	9.06	2.73	(4.29)
Distributions:
Dividends from net investment income	(.19)	(.08)	(.01)	(.03)	(.07)	-
Dividends from net realized gain on investments	(.99)	(1.82)	(4.13)	-	-	(6.93)
Total Distributions	(1.18)	(1.90)	(4.14)	(.03)	(.07)	(6.93)
Net asset value, end of period	31.26	29.67	29.73	35.79	26.76	24.10
Total Return (%)[b]	9.66[c]	6.56	(6.05)	33.88	11.34	(10.64)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.17[d]	1.16	1.14	1.14	1.18	1.15
Ratio of net expenses to average net assets	1.16[d]	1.13	1.12	1.14	1.18	1.15
Ratio of net investment income to average net assets	.50[d]	.62	.25	.04	.13	.12
Portfolio Turnover Rate	33.38[c]	32.73	28.31	63.23	91.55	98.59
Net Assets, end of period ($ x 1,000)	290,691	282,947	293,476	347,690	288,719	343,673

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not Annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 29, 2024		Year Ended August 31,
Class C Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	22.75	23.34	29.19	21.97	19.89	30.80
Investment Operations:
Net investment (loss)[a]	(.04)	(.03)	(.14)	(.20)	(.13)	(.14)
Net realized and unrealized gain (loss) on investments	2.06	1.26	(1.58)	7.42	2.21	(3.84)
Total from Investment Operations	2.02	1.23	(1.72)	7.22	2.08	(3.98)
Distributions:
Dividends from net investment income	-	-	-	-	(.00)[b]	-
Dividends from net realized gain on investments	(.99)	(1.82)	(4.13)	-	-	(6.93)
Total Distributions	(.99)	(1.82)	(4.13)	-	(.00)[b]	(6.93)
Net asset value, end of period	23.78	22.75	23.34	29.19	21.97	19.89
Total Return (%)[c]	9.21[d]	5.67	(6.79)	32.86	10.46	(11.34)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.99[e]	1.97	1.94	1.94	1.97	1.91
Ratio of net expenses to average net assets	1.98[e]	1.94	1.92	1.94	1.97	1.91
Ratio of net investment (loss) to average net assets	(.32)[e]	(.16)	(.54)	(.75)	(.64)	(.65)
Portfolio Turnover Rate	33.38[d]	32.73	28.31	63.23	91.55	98.59
Net Assets, end of period ($ x 1,000)	4,336	5,033	8,094	15,035	18,431	29,892

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not Annualized.

e Annualized.

See notes to financial statements.

Six Months Ended
February 29, 2024		Year Ended August 31,
Class I Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	29.51	29.60	35.65	26.65	24.00	35.14
Investment Operations:
Net investment income[a]	.10	.24	.15	.08	.09	.11
Net realized and unrealized gain (loss) on investments	2.68	1.64	(1.99)	9.01	2.68	(4.32)
Total from Investment Operations	2.78	1.88	(1.84)	9.09	2.77	(4.21)
Distributions:
Dividends from net investment income	(.25)	(.15)	(.08)	(.09)	(.12)	(.00)[b]
Dividends from net realized gain on investments	(.99)	(1.82)	(4.13)	-	-	(6.93)
Total Distributions	(1.24)	(1.97)	(4.21)	(.09)	(.12)	(6.93)
Net asset value, end of period	31.05	29.51	29.60	35.65	26.65	24.00
Total Return (%)	9.75[c]	6.73	(5.84)	34.17	11.55	(10.42)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97[d]	.97	.94	.94	.96	.90
Ratio of net expenses to average net assets	.97[d]	.94	.92	.94	.96	.90
Ratio of net investment income to average net assets	.70[d]	.83	.45	.24	.35	.40
Portfolio Turnover Rate	33.38[c]	32.73	28.31	63.23	91.55	98.59
Net Assets, end of period ($ x 1,000)	106,543	104,788	119,238	146,592	121,710	197,290

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c  Not Annualized.

d  Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 29, 2024		Year Ended August 31,
Class Y Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	29.55	29.63	35.70	26.69	24.05	35.22
Investment Operations:
Net investment income[a]	.12	.26	.21	.12	.12	.12
Net realized and unrealized gain (loss) on investments	2.68	1.66	(2.03)	9.02	2.69	(4.31)
Total from Investment Operations	2.80	1.92	(1.82)	9.14	2.81	(4.19)
Distributions:
Dividends from net investment income	(.29)	(.18)	(.12)	(.13)	(.17)	(.05)
Dividends from net realized gain on investments	(.99)	(1.82)	(4.13)	-	-	(6.93)
Total Distributions	(1.28)	(2.00)	(4.25)	(.13)	(.17)	(6.98)
Net asset value, end of period	31.07	29.55	29.63	35.70	26.69	24.05
Total Return (%)	9.81[b]	6.89	(5.78)	34.33	11.71	(10.34)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86[c]	.86	.83	.83	.84	.81
Ratio of net expenses to average net assets	.85[c]	.83	.81	.83	.84	.81
Ratio of net investment income to average net assets	.83[c]	.92	.65	.36	.47	.45
Portfolio Turnover Rate	33.38[b]	32.73	28.31	63.23	91.55	98.59
Net Assets, end of period ($ x 1,000)	3,669	2,155	1,781	5,634	5,215	9,176

a Based on average shares outstanding.

b Not Annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Opportunistic Midcap Value Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek to surpass the performance of the Russell Midcap® Value Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser” or “NIMNA”), an indirect wholly-owned subsidiary of BNY Mellon and an affilate of the Adviser, serves as the fund’s sub-adviser. NIMNA entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (“NIM”), to enable NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of NIMNA and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978. NIM is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 800 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (350 million shares authorized), Class C (125 million shares authorized), Class I (175 million shares authorized) and Class Y (150 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.

GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investment in private equity securities will be fair valued by the Board in accordance with valuation procedures approved by the Board. Those portfolio valuations will be based on unobservable inputs and certain assumptions about how market participants would price the instrument. The fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation. Because valuations may fluctuate over short periods of time and may be based on estimates, fair value determinations may differ materially from the value received in an actual transaction. Additionally, valuations of private companies are inherently uncertain. The fund’s net asset value could be adversely affected if the fund’s determinations regarding the fair value of those investments were materially higher or lower than the values that it ultimately realized upon the disposal of such investments. These securities are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of February 29, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	397,477,761	-	-	397,477,761
Equity Securities - Private Equity	-	-	3,607,751	3,607,751
Investment Companies	13,808,164	-	-	13,808,164

† See Statement of Investments for additional detailed categorizations, if any.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities-Private Equity ($)
Balance as of 8/31/2023†	2,171,086
Purchases/Issuances	197,642
Sales/Dispositions	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	1,239,023
Transfers into Level 3	-
Transfer out of Level 3	-
Balances as of 2/29/2024†	3,607,751
The amount of total net realized gains (loss) for the period included in earnings attributable to the net change in unrealized appreciation (depreciation) relating to investments still held at 2/29/2024	1,239,023

† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

The following table summarizes the significant unobservable inputs the fund used to value its investment categorized within Level 3 as of February 29, 2024. In addition to the techniques and inputs noted in the table below, according to the fund’s valuation policy, other valuation techniques and methodologies when determining the fund’s fair value measurements may be used. The below table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they are to the fund’s determination of fair values.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Asset Category- Issuer Name	Value ($)	Valuation Techniques/ Methodologies	Unobservable Inputs	Range		Median
				Low	High
Private Equity:
Databricks, Ser. H	3,333,177	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	9.5x	20.3x	16.2x
Databricks, Ser. I	274,574	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	9.5x	20.3x	16.2x

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of February 29, 2024, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended February 29, 2024, BNY Mellon earned $1,406 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of February 29, 2024, the fund had securities lending and the impact of netting of assets and liabilities and the offsetting of collateral pledged or received, if any, based on contractual netting/set-off provisions in the securities lending agreement are detailed in the following table:

	Assets ($)		Liabilities ($)
Securities Lending	22,175,288		-
Total gross amount of assets and liabilities in the Statement of Assets and Liabilities	22,175,288		-
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(22,175,288)	[1]	-
Net amount	-		-
[1]

The value of the related collateral received by the fund normally exceeded the value of the securities loaned by the fund pursuant to the securities lending agreement. In addition, the value of collateral may include pending sales that are also on loan. See Statement of Investments for detailed information regarding collateral received for open securities lending.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 29, 2024, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 29, 2024, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2023 was as follows: ordinary income $1,349,670 and long-term capital gains $25,269,757. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 29, 2024, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund's average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

During the period ended February 29, 2024, the Distributor retained $647 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended February 29, 2024, Class C shares were charged $16,775 pursuant to the Distribution Plan.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 29, 2024, Class A and Class C shares were charged $343,978 and $5,592, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 29, 2024, the fund was charged $27,970 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $15,521.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 29, 2024, the fund was charged $4,870 pursuant to the custody agreement.

During the period ended February 29, 2024, the fund was charged $7,295 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $237,077, Distribution Plan fees of $2,559, Shareholder Services Plan fees of $57,444, Custodian fees of $2,800, Chief Compliance Officer fees of $2,369 and Transfer Agent fees of $9,448.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and meeting attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 29, 2024, amounted to $126,711,879 and $147,842,159, respectively.

At February 29, 2024, accumulated net unrealized appreciation on investments was $71,593,752, consisting of $89,423,451 gross unrealized appreciation and $17,829,699 gross unrealized depreciation.

At February 29, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

ADDITIONAL INFORMATION (Unaudited)

UPDATES TO SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE FROM CERTAIN FINANCIAL INTERMEDIARIES:

The availability of certain sales charge reductions and waivers will depend on whether you purchase fund shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load reductions or waivers or CDSC waivers, which are described in the fund’s prospectus. In all instances, it is the investor’s responsibility to notify the fund or the investor’s financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge reductions or waivers. For reductions or waivers not available through a particular financial intermediary, investors will have to purchase fund shares directly from the fund or through another financial intermediary to receive these reductions or waivers.

Edward Jones

Clients of Edward D. Jones & Co., L.P. (Edward Jones) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge reductions and waivers, which can differ from the sales charge reductions and waivers described elsewhere in the fund’s prospectus or the SAI or through another financial intermediary. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds, or other facts qualifying the purchaser for sales charge reductions or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Front-end sales charge reductions on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described in the fund’s prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in the fund’s prospectus, will be calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds (except certain money market funds and any assets held in group retirement plans) held by the purchaser or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”) and, if grouping assets as a shareholder, includes all share classes of such funds held on the Edward Jones platform and/or held on another platform. Shares of funds in the BNY Mellon Family of Funds may be included in the ROA calculation only if the shareholder notifies Edward Jones about such shares. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. For purposes of determining the value of a shareholder’s aggregated holdings, eligible shares held will be valued at the higher of their cost minus redemptions or current market value.

• Letter of intent (LOI), which allows for breakpoint discounts as described in the fund’s prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period from the date Edward Jones receives the LOI. Eligible shares purchased pursuant to a LOI will be valued at the higher of their cost or current market value for purposes of determining the front-end sales charge and any breakpoint discounts with respect to such share purchases. Each purchase a shareholder makes pursuant to a LOI during the 13-month period will receive the front-end sales charge and breakpoint discount that applies to the total amount indicated in the LOI. Shares of funds in the BNY Mellon Family of Funds may be included in the LOI calculation only if the shareholder notifies Edward Jones about such shares at the time of calculation. Shares purchased before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid by the shareholder. The sales charge will be adjusted if the shareholder does not meet the goal indicated in the LOI. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Front-end sales charge waivers on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures)

• shares purchased in an Edward Jones fee-based program

ADDITIONAL INFORMATION (Unaudited) (continued)

• shares purchased through reinvestment of dividends and capital gains distributions of the fund

• shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided that (1) the repurchase occurs within 60 days following the redemption, and (2) the redemption and purchase are made in a share class that charges a front-end sales charge, subject to one of the following conditions being met:

o the redemption and repurchase occur in the same account

o the redemption proceeds are used to process an IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA)

• shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus

• exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

• purchases of Class A shares for a 529 plan account through a rollover from either another education savings plan or a security used for qualified distributions

• purchases of Class A shares for a 529 plan account made for recontribution of refunded amounts

CDSC waivers on Class A and C shares purchased on the Edward Jones commission and fee-based platforms

The fund’s CDSC on Class A and C shares may be waived for shares purchased on the Edward Jones commission and fee-based platforms in the following cases:

• redemptions made upon the death or disability of the shareholder

• redemptions made through a systematic withdrawal plan, if such redemptions do not exceed 10% of the value of the account annually

• redemptions made in connection with a return of excess contributions from an IRA account

• redemptions made as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

• redemptions made to pay Edward Jones fees or costs, but only if the redemption is initiated by Edward Jones

• shares exchanged in an Edward Jones fee-based program

• shares acquired through a Right of Reinstatement (as defined above)

• shares redeemed at the discretion of Edward Jones for accounts not meeting Edward Jones’ minimum balance requirements described below

Other important information for clients of Edward Jones who purchase fund shares on the Edward Jones commission and fee-based platforms

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o A fee-based account held on an Edward Jones platform

o A 529 account held on an Edward Jones platform

o An account with an active systematic investment plan or LOI

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus.

Merrill

Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account are eligible only for the following sales load waivers (front-end or CDSC) and discounts, which differ from those disclosed elsewhere in the fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation. Additional information on waivers

ADDITIONAL INFORMATION (Unaudited) (continued)

or discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end sales charge waivers on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• shares purchased through a Merrill investment advisory program

• brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

• shares purchased through the Merrill Edge Self-Directed platform

• shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

• shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

• shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

• shares purchased by eligible persons associated with the fund as defined in the fund’s prospectus (e.g., the fund’s officers or trustees)

• shares purchased from the proceeds of a mutual fund redemption in front-end load shares, provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

CDSC waivers on Class A and C shares purchased through Merrill

Fund shares purchased through a Merrill platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI:

• shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

• shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits, as described in the Merrill SLWD Supplement

• shares sold due to return of excess contributions from an IRA account

• shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

• front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.

Front-end sales charge reductions on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge reductions (i.e., discounts), which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

• Breakpoint discounts, as described in the fund’s prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.

• Rights of accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household.

ADDITIONAL INFORMATION (Unaudited) (continued)

• Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.

PROXY RESULTS (Unaudited)

A special meeting of the Company’s shareholders was held on October 12, 2023. The proposal considered at the meeting and the results were as follows:

	Shares
	For	Withheld
To elect Board Members to hold office until their successors are duly elected and qualified†
Francine J. Bovich	165,556,384	2,001,769
Michael D. DiLecce	165,574,410	1,983,742
Gina D. France	165,046,263	2,511,889
Joan L. Gulley	164,763,074	2,795,079
Nathan Leventhal	165,032,642	2,525,511

† Each Board Member’s term commenced January 1, 2024

In addition, Joseph S. DiMartino, Peggy C. Davis and Robin A. Melvin continue as Board Members of the Company. Mses. France and Gulley currently are Board Members of the Company, but have not been previously elected by shareholders.

For More Information

BNY Mellon Opportunistic Midcap Value Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC

BNY Mellon Center
201 Washington Street
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DMCVX Class C: DVLCX Class I: DVLIX Class Y: DMCYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation 0258SA0224

BNY Mellon Opportunistic Small Cap Fund

SEMI-ANNUAL REPORT February 29, 2024

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2023, through February 29, 2024, as provided by R. Patrick Kent, CFA, lead portfolio manager, and Andrew Leger, portfolio manager of Newton Investment Management North America, LLC, sub-adviser.

Market and Fund Performance Overview

For the six-month period ended February 29, 2024, BNY Mellon Opportunistic Small Cap Fund’s (the “fund”) Investor shares achieved a total return of −1.31%, Class I shares returned −1.22% and Class Y shares returned −1.20%.1 In comparison, the fund’s benchmark, the Russell 2000® Index (the “Index”), produced a total return of 8.97% for the same period.2

Small-cap stocks lost ground over the reporting period amid stubborn inflation and an uncertain economic outlook. The fund underperformed the Index, mainly due to unfavorable stock selection.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that fall within the range of companies in the Index. Stocks are selected for the fund’s portfolio based primarily on bottom-up, fundamental analysis. The fund’s sub-adviser uses a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of a company’s business prospects, estimation of the company’s value and identification of events or catalyst that cause the estimated value of the company to change. The fund seeks exposure to securities invest in securities and sectors that the fund’s sub-adviser perceives to be attractive from a valuation and fundamental standpoint.

Equities Post Solid Gains

Equities markets benefited from a stronger-than-expected economy, easing inflation and investor anticipation that the Federal Reserve (the “Fed”) would begin cutting interest rates sometime in 2024. Strong interest in artificial intelligence also provided support. The primary beneficiaries of this support were large-cap companies, especially the “Magnificent Seven”, including Microsoft, Google, Apple and other mega-cap, growth-oriented companies.

The fourth quarter of 2023 started with a continuation of concerns about stronger-than-expected employment and growth data, coupled with inflation that remained slightly higher than anticipated, suggesting that the economy was running too hot. This pushed yields on Treasury bonds markedly higher. However, equities rebounded at the end of October on the back of sharply falling government bond yields, which were driven in part by lower inflation data for October and November. A marked change in tone from the Fed also contributed, steering investors away from expectations of interest rates staying “higher for longer” and toward anticipating rate cuts in the first half of 2024.

This became the chief catalyst for the equity market’s rally in the final few weeks of 2023 and heralded the prospect of achieving the “soft landing”. In aggregate, these gains far

2

outweighed the losses experienced in October, and thus resulted in robust returns from equity markets over the quarter.

The market’s sector skew was undoubtedly beneficial, given the renewed vigor of technology, its largest exposure, in an environment of falling discount rates. However, the final two months of the year witnessed a broadening out of the performance contribution, both in terms of sectors and market capitalization.

Stocks continued to rise early in 2024, supported by strong economic data and the increasing likelihood that the Fed would achieve a “soft landing”. Yet, the yield curve remained inverted, suggesting that the much-anticipated recession was still on the table.

While growth stocks performed well during the period, income-oriented stocks were hampered somewhat by a concern that interest-rate cuts by the Fed would be postponed until the second half of 2024. The November presidential election also figured into considerations, as investors believed the Fed would want to avoid appearing to be influenced by political considerations, potentially resulting in a delay in rate cuts.

Performance Hurt Primarily by Stock Selection

The fund’s underperformance versus the Index stemmed from poor stock selection. In the health care sector, a position in Pacific Biosciences of California, Inc., which makes equipment for gene sequencing, lagged as the company provided weaker guidance than expected. In addition, shares of Omnicell, Inc., which makes pharmaceutical dispensing equipment, also lowered its guidance due to concerns about weak capital spending expected at hospitals. The fund’s underweight of the biotechnology industry also hindered returns. In the consumer discretionary sector, a lack of exposure to the homebuilding industry and to the household durables industry hampered performance. In the specialty retail industry, the fund did not own Abercrombie & Fitch, which rose approximately 150%, detracting from the fund’s relative return. A position in DSW Designer Shoe Warehouse also hurt performance as the company lowered its guidance.

Performance was bolstered by stock selections primarily in the financials sector. In the capital markets industry, shares of PJT Partners, Inc., Cl. A, an advisory-focused investment bank, performed well on increased mergers and acquisitions business and on restructuring business. A position in PRA Group, Inc., a receivables management company, also contributed positively. The company benefited from increased sales of receivables by credit card companies. In the banking industry, a position in First BanCorp./Puerto Rico was advantageous. The bank has benefited from continued stimulus spending and from increased travel. An overweight position in the insurance industry also contributed positively to returns. The industry has capitalized on higher interest rates.

An Uncertain Outlook

The outlook for the short term appears murky. While the economy continues to benefit in part from demand postponed during the pandemic, inflation remains higher than desired. The stronger-than-expected economy has kept the labor market strong, but this may also be making the Fed’s task of reducing inflation more difficult. Until recently, investors were anticipating interest-rate cuts early in 2024, but these cuts now appear to be more likely later in the year. The number and size of these cuts is also uncertain.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

In fact, a rise in inflation remains a risk. Much of the economy’s strength has resulted from deficit spending by the federal government. This, in turn, may be helping to keep inflation from falling faster and may be keeping long-term interest rates high. Eventually, this could cause the economy to slow. On the other hand, inflation may continue to fall, as many anticipate.

In light of this uncertainty, we are positioning the fund defensively. For example, we have been overweight in the health care sector, which often outperforms when the Fed pauses its rate-hiking program.

March 15, 2024

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased, small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Opportunistic Small Cap Fund from September 1, 2023 to February 29, 2024. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended February 29, 2024

	Investor Shares	Class I	Class Y
Expenses paid per $1,000†	$5.63	$4.79	$4.20
Ending value (after expenses)	$986.90	$987.80	$988.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended February 29, 2024

	Investor Shares	Class I	Class Y
Expenses paid per $1,000†	$5.72	$4.87	$4.27
Ending value (after expenses)	$1,019.19	$1,020.04	$1,020.64
†

Expenses are equal to the fund’s annualized expense ratio of 1.14% for Investor Shares, .97% for Class I and .85% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
February 29, 2024 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.0%
Banks - 8.4%
BankUnited, Inc.	138,342		3,710,332
Columbia Banking System, Inc.	141,193		2,555,593
First BanCorp./Puerto Rico	378,111		6,420,325
First Interstate BancSystem, Inc., Cl. A	93,641		2,464,631
Synovus Financial Corp.	111,931		4,246,662
Texas Capital Bancshares, Inc.	82,224	[a]	4,822,438
			24,219,981
Capital Goods - 8.4%
Enerpac Tool Group Corp.	147,830		4,983,349
EnerSys	61,174		5,620,667
Flowserve Corp.	133,157		5,635,204
Fluor Corp.	222,162	[a]	8,175,562
			24,414,782
Commercial & Professional Services - 1.8%
The Brink's Company	62,076		5,141,755
Consumer Discretionary Distribution & Retail - 3.5%
Caleres, Inc.	90,499		3,494,166
Ollie's Bargain Outlet Holdings, Inc.	82,051	[a]	6,578,029
			10,072,195
Consumer Durables & Apparel - 1.1%
YETI Holdings, Inc.	78,313	[a]	3,213,966
Consumer Services - 5.4%
Bloomin' Brands, Inc.	151,497		4,117,688
Genius Sports Ltd.	795,201	[a,b]	5,653,879
Papa John's International, Inc.	40,328	[b]	2,899,180
Six Flags Entertainment Corp.	115,531	[a]	2,927,556
			15,598,303
Energy - 9.4%
CNX Resources Corp.	233,137	[a]	4,884,221
Dril-Quip, Inc.	153,183	[a]	3,461,936
Expro Group Holdings NV	158,058	[a]	2,827,658
Frontline PLC	129,242		2,911,822
PBF Energy, Inc., Cl. A	91,559		4,275,805
Transocean Ltd.	513,511	[a]	2,408,367
Viper Energy, Inc.	180,368		6,518,500
			27,288,309
Equity Real Estate Investment Trusts - 2.5%
EPR Properties	71,254	[c]	2,927,114
Equity Commonwealth	234,196	[a,c]	4,409,911
			7,337,025

6

Description	Shares		Value ($)
Common Stocks - 97.0% (continued)
Financial Services - 5.4%
Essent Group Ltd.	116,480		6,239,834
PJT Partners, Inc., Cl. A	41,826		4,408,460
PRA Group, Inc.	200,658	[a]	5,128,819
			15,777,113
Food, Beverage & Tobacco - 1.4%
Nomad Foods Ltd.	226,359		4,171,796
Health Care Equipment & Services - 10.8%
Acadia Healthcare Co., Inc.	47,772	[a]	3,986,573
Health Catalyst, Inc.	348,702	[a]	2,901,201
Omnicell, Inc.	91,441	[a]	2,399,412
Privia Health Group, Inc.	227,206	[a,b]	5,071,238
QuidelOrtho Corp.	60,983	[a]	2,780,825
R1 RCM, Inc.	363,857	[a]	5,112,191
Select Medical Holdings Corp.	185,572		5,053,126
TransMedics Group, Inc.	49,132	[a,b]	4,009,171
			31,313,737
Household & Personal Products - 1.8%
Spectrum Brands Holdings, Inc.	63,386		5,097,502
Insurance - 4.1%
BRP Group, Inc., Cl. A	268,452	[a]	7,468,335
The Hanover Insurance Group, Inc.	34,397		4,522,174
			11,990,509
Materials - 3.9%
Alamos Gold, Inc., Cl. A	604,175		7,135,307
Arcadium Lithium PLC	190,338	[a,b]	1,044,956
Tronox Holdings PLC	204,152		3,001,034
			11,181,297
Media & Entertainment - 4.2%
Eventbrite, Inc., Cl. A	469,697	[a]	2,630,303
Magnite, Inc.	409,452	[a]	4,921,613
Shutterstock, Inc.	94,671	[b]	4,616,158
			12,168,074
Pharmaceuticals, Biotechnology & Life Sciences - 5.8%
Alkermes PLC	160,525	[a]	4,765,987
Denali Therapeutics, Inc.	208,576	[a]	4,125,633
Insmed, Inc.	166,742	[a]	4,622,088
Pacific Biosciences of California, Inc.	598,924	[a]	3,312,050
			16,825,758
Semiconductors & Semiconductor Equipment - 3.2%
MaxLinear, Inc.	199,387	[a]	3,876,083
Synaptics, Inc.	54,569	[a]	5,462,357
			9,338,440

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 97.0% (continued)
Software & Services - 5.9%
DoubleVerify Holdings, Inc.		139,315	[a]	4,303,440
JFrog Ltd.		179,698	[a]	8,048,673
Zuora, Inc., Cl. A		580,803	[a]	4,692,888
				17,045,001
Technology Hardware & Equipment - 3.5%
Knowles Corp.		171,837	[a]	2,807,817
Lumentum Holdings, Inc.		89,582	[a]	4,342,040
nLight, Inc.		220,335	[a]	2,915,032
				10,064,889
Transportation - 3.5%
Heartland Express, Inc.		269,071		3,438,727
SkyWest, Inc.		103,905	[a]	6,672,779
				10,111,506
Utilities - 3.0%
Clearway Energy, Inc., Cl. C		220,668		4,810,562
NextEra Energy Partners LP		146,402		4,021,663
				8,832,225
Total Common Stocks (cost $250,955,111)				281,204,163

Exchange-Traded Funds - .5%
Registered Investment Companies - .5%
iShares Russell 2000 ETF (cost $1,439,157)		7,218	[b]	1,470,523

Private Equity - .7%
Food, Beverage & Tobacco - .3%
Supplying Demand, Inc., Ser. E		66,937	[a,d]	861,479
Real Estate - .1%
Roofstock, Ser. H		41,269	[a,d]	329,739
Software & Services - .3%
Locus Robotics, Ser. F		14,518	[a,d]	719,802
Total Private Equity (cost $2,487,393)				1,911,020
	1-Day Yield (%)
Investment Companies - 1.5%
Registered Investment Companies - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $4,436,662)	5.41	4,436,662	[e]	4,436,662

8

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 1.9%
Registered Investment Companies - 1.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $5,539,348)	5.41	5,539,348	[e]	5,539,348
Total Investments (cost $264,857,671)		101.6%		294,561,716
Liabilities, Less Cash and Receivables		(1.6%)		(4,557,324)
Net Assets		100.0%		290,004,392

ETF—Exchange-Traded Fund

a Non-income producing security.

b Security, or portion thereof, on loan. At February 29, 2024, the value of the fund’s securities on loan was $16,299,437 and the value of the collateral was $16,356,988, consisting of cash collateral of $5,539,348 and U.S. Government & Agency securities valued at $10,817,640. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d The fund held Level 3 securities at February 29, 2024. These securities were valued at $1,911,020 or ..7% of net assets.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Financials	17.9
Health Care	16.6
Industrials	13.7
Information Technology	12.6
Consumer Discretionary	10.0
Energy	9.4
Communication Services	4.2
Investment Companies	3.9
Materials	3.9
Consumer Staples	3.2
Utilities	3.0
Real Estate	2.6
Consumer, Non-cyclical	.3
Technology	.3
101.6

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Affiliated Issuers
Description	Value ($) 8/31/2023	Purchases ($)†	Sales ($)	Value ($) 2/29/2024	Dividends/ Distributions ($)
Registered Investment Companies - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.5%	5,378,402	56,832,353	(57,774,093)	4,436,662	165,765
Investment of Cash Collateral for Securities Loaned - 1.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.9%	2,097,644	88,127,474	(84,685,770)	5,539,348	18,973	††
Total - 3.4%	7,476,046	144,959,827	(142,459,863)	9,976,010	184,738

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2024 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $16,299,437)—Note 1(c):
Unaffiliated issuers	254,881,661	284,585,706
Affiliated issuers	9,976,010	9,976,010
Cash		214
Receivable for investment securities sold		1,889,529
Dividends and securities lending income receivable		373,332
Receivable for shares of Common Stock subscribed		10,203
Tax reclaim receivable—Note 1(b)		297
Prepaid expenses		42,723
		296,878,014
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		234,280
Liability for securities on loan—Note 1(c)		5,539,348
Payable for investment securities purchased		709,475
Payable for shares of Common Stock redeemed		264,314
Directors’ fees and expenses payable		10,324
Other accrued expenses		115,881
		6,873,622
Net Assets ($)		290,004,392
Composition of Net Assets ($):
Paid-in capital		281,344,651
Total distributable earnings (loss)		8,659,741
Net Assets ($)		290,004,392

Net Asset Value Per Share	Investor Shares	Class I	Class Y
Net Assets ($)	212,457,597	19,453,579	58,093,216
Shares Outstanding	7,374,553	667,426	1,985,949
Net Asset Value Per Share ($)	28.81	29.15	29.25

See notes to financial statements.

11

STATEMENT OF OPERATIONS
Six Months Ended February 29, 2024 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $17,632 foreign taxes withheld at source):
Unaffiliated issuers	2,029,836
Affiliated issuers	165,765
Income from securities lending—Note 1(c)	18,973
Interest	6,640
Total Income	2,221,214
Expenses:
Management fee—Note 3(a)	1,130,608
Shareholder servicing costs—Note 3(b)	349,220
Professional fees	48,069
Registration fees	26,239
Prospectus and shareholders’ reports	18,439
Directors’ fees and expenses—Note 3(c)	12,502
Chief Compliance Officer fees—Note 3(b)	7,279
Custodian fees—Note 3(b)	3,622
Loan commitment fees—Note 2	3,113
Miscellaneous	20,114
Total Expenses	1,619,205
Less—reduction in fees due to earnings credits—Note 3(b)	(17,163)
Net Expenses	1,602,042
Net Investment Income	619,172
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(20,139,211)
Net change in unrealized appreciation (depreciation) on investments	13,171,100
Net Realized and Unrealized Gain (Loss) on Investments	(6,968,111)
Net (Decrease) in Net Assets Resulting from Operations	(6,348,939)

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 29, 2024 (Unaudited)	Year Ended August 31, 2023
Operations ($):
Net investment income	619,172	1,460,028
Net realized gain (loss) on investments	(20,139,211)	3,178,939
Net change in unrealized appreciation (depreciation) on investments	13,171,100	5,986,260
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,348,939)	10,625,227
Distributions ($):
Distributions to shareholders:
Investor Shares	(3,041,860)	(8,919,043)
Class I	(310,779)	(922,135)
Class Y	(1,179,242)	(3,895,688)
Total Distributions	(4,531,881)	(13,736,866)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	641,221	1,382,237
Class I	1,228,638	3,094,535
Class Y	1,072,341	10,359,498
Distributions reinvested:
Investor Shares	2,899,342	8,509,335
Class I	307,556	904,017
Class Y	435,348	1,971,901
Cost of shares redeemed:
Investor Shares	(14,890,621)	(18,798,663)
Class I	(3,154,898)	(8,222,203)
Class Y	(27,430,605)	(34,223,649)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(38,891,678)	(35,022,992)
Total Increase (Decrease) in Net Assets	(49,772,498)	(38,134,631)
Net Assets ($):
Beginning of Period	339,776,890	377,911,521
End of Period	290,004,392	339,776,890

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended February 29, 2024 (Unaudited)	Year Ended August 31, 2023
Capital Share Transactions (Shares):
Investor Shares[a]
Shares sold	22,703	47,379
Shares issued for distributions reinvested	104,594	305,432
Shares redeemed	(532,540)	(649,680)
Net Increase (Decrease) in Shares Outstanding	(405,243)	(296,869)
Class Ia
Shares sold	43,232	106,662
Shares issued for distributions reinvested	10,968	32,091
Shares redeemed	(111,922)	(282,608)
Net Increase (Decrease) in Shares Outstanding	(57,722)	(143,855)
Class Ya
Shares sold	37,255	349,175
Shares issued for distributions reinvested	15,476	69,752
Shares redeemed	(965,431)	(1,185,766)
Net Increase (Decrease) in Shares Outstanding	(912,700)	(766,839)

[a]

During the period ended February 29, 2024, 20,607 Class Y shares representing $592,823 were exchanged for 20,690 Class I shares. During the period ended August 31, 2023, 52,090 Class Y shares representing $1,533,694 were exchanged for 52,286 Investor shares and 348 Class Y shares representing $9,696 were exchanged for 353 Class I shares.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Investor Shares	February 29, 2024	Year Ended August 31,
(Unaudited)		2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	29.64	29.83	37.97	27.26	25.18	40.10
Investment Operations:
Net investment income (loss)[a]	.05	.09	(.05)	(.13)	.03	.03
Net realized and unrealized gain (loss) on investments	(.47)	.84	(4.69)	10.91	2.10	(8.16)
Total from Investment Operations	(.42)	.93	(4.74)	10.78	2.13	(8.13)
Distributions:
Dividends from net investment income	(.12)	-	-	(.07)	(.05)	-
Dividends from net realized gain on investments	(.29)	(1.12)	(3.40)	-	-	(6.79)
Total Distributions	(.41)	(1.12)	(3.40)	(.07)	(.05)	(6.79)
Net asset value, end of period	28.81	29.64	29.83	37.97	27.26	25.18
Total Return (%)	(1.31)[b]	3.36	(13.63)	39.58	8.44	(19.47)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.16[c]	1.14	1.11	1.11	1.13	1.13
Ratio of net expenses to average net assets	1.14[c]	1.12	1.11	1.11	1.13	1.13
Ratio of net investment income (loss) to average net assets	.33[c]	.32	(.14)	(.37)	.11	.12
Portfolio Turnover Rate	31.16[b]	38.26	41.25	85.56	95.32	83.97
Net Assets, end of period ($ x 1,000)	212,458	230,628	240,926	318,464	248,201	285,688

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class I Shares	February 29, 2024	Year Ended August 31,
(Unaudited)		2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	30.01	30.14	38.25	27.45	25.38	40.28
Investment Operations:
Net investment income (loss)[a]	.07	.15	.01	(.07)	.08	.08
Net realized and unrealized gain (loss) on investments	(.47)	.84	(4.72)	10.98	2.11	(8.19)
Total from Investment Operations	(.40)	.99	(4.71)	10.91	2.19	(8.11)
Distributions:
Dividends from net investment income	(.17)	-	-	(.11)	(.12)	-
Dividends from net realized gain on investments	(.29)	(1.12)	(3.40)	-	-	(6.79)
Total Distributions	(.46)	(1.12)	(3.40)	(.11)	(.12)	(6.79)
Net asset value, end of period	29.15	30.01	30.14	38.25	27.45	25.38
Total Return (%)	(1.22)[b]	3.53	(13.44)	39.80	8.63	(19.31)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.98[c]	.96	.93	.93	.96	.93
Ratio of net expenses to average net assets	.97[c]	.94	.93	.93	.96	.93
Ratio of net investment income (loss) to average net assets	.51[c]	.50	.03	(.19)	.30	.26
Portfolio Turnover Rate	31.16[b]	38.26	41.25	85.56	95.32	83.97
Net Assets, end of period ($ x 1,000)	19,454	21,765	26,191	25,047	21,448	28,586

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

16

Six Months Ended
Class Y Shares	February 29, 2024	Year Ended August 31,
(Unaudited)		2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	30.15	30.23	38.32	27.51	25.44	40.32
Investment Operations:
Net investment income (loss)[a]	.09	.18	.05	(.03)	.11	.11
Net realized and unrealized gain (loss) on investments	(.49)	.86	(4.74)	11.00	2.13	(8.20)
Total from Investment Operations	(.40)	1.04	(4.69)	10.97	2.24	(8.09)
Distributions:
Dividends from net investment income	(.21)	-	-	(.16)	(.17)	-
Dividends from net realized gain on investments	(.29)	(1.12)	(3.40)	-	-	(6.79)
Total Distributions	(.50)	(1.12)	(3.40)	(.16)	(.17)	(6.79)
Net asset value, end of period	29.25	30.15	30.23	38.32	27.51	25.44
Total Return (%)	(1.20)[b]	3.69	(13.36)	39.97	8.81	(19.23)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85[c]	.84	.82	.82	.83	.81
Ratio of net expenses to average net assets	.85[c]	.82	.82	.82	.83	.81
Ratio of net investment income (loss) to average net assets	.63[c]	.62	.15	(.08)	.45	.38
Portfolio Turnover Rate	31.16[b]	38.26	41.25	85.56	95.32	83.97
Net Assets, end of period ($ x 1,000)	58,093	87,384	110,795	170,407	139,832	209,291

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Opportunistic Small Cap Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser” or “NIMNA”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser. NIMNA entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (“NIM”), to enable NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of NIMNA and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978. NIM is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 400 million shares of $.001 par value Common Stock. The fund currently has authorized three classes of shares: Investor (200 million shares authorized), Class I (100 million shares authorized) and Class Y shares (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Shareholder Services Plan fees. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses

18

on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures

20

approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investment in private equity securities will be fair valued by the Board in accordance with valuation procedures approved by the Board. Those portfolio valuations will be based on unobservable inputs and certain assumptions about how market participants would price the instrument. The fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation. Because valuations may fluctuate over short periods of time and may be based on estimates, fair value determinations may differ materially from the value received in an actual transaction. Additionally, valuations of private companies are inherently uncertain. The fund’s net asset value could be adversely affected if the fund’s determinations regarding the fair value of those investments were materially higher or lower than the values that it ultimately realized upon the disposal of such investments. These securities are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 29, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	281,204,163	-	-	281,204,163
Equity Securities - Private Equity	-	-	1,911,020	1,911,020
Exchange-Traded Funds	1,470,523	-	-	1,470,523
Investment Companies	9,976,010	-	-	9,976,010

† See Statement of Investments for additional detailed categorizations, if any.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities- Private Equity ($)
Balance as of 8/31/2023†	1,790,310
Purchases/Issuances	-
Sales/Dispositions	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	120,710
Transfers into Level 3	-
Transfers out of Level 3	-
Balances as of 2/29/2024†	1,911,020
The amount of total net realized gains (loss) for the period included in earnings attributable to the net change in unrealized appreciation (depreciation) relating to investments still held at 2/29/2024	120,710

† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

The following table summarizes the significant unobservable inputs the fund used to value its investment categorized within Level 3 as of February 29, 2024. In addition to the techniques and inputs noted in the table below, according to the fund’s valuation policy, other valuation techniques and methodologies when determining the fund’s fair value measurements may be used. The below table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they are to the fund’s determination of fair values.

Asset Category- Issuer Name	Value ($)	Valuation Techniques/ Methodologies	Unobservable Inputs	Range		Median
				Low	High
Private Equity:
Locus Robotics, Ser. F	719,802	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	1.6x	11.0x	6.8x
Roofstock, Ser. H	329,739	Benchmark to Public Peers	Return of Public Peer Group	-19.4%	4.4%	-2.8%
Supplying Demand, Inc., Ser. E	861,479	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	2.9x	9.5x	4.8x

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable

22

foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of February 29, 2024, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended February 29, 2024, BNY Mellon earned $2,585 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of February 29, 2024, the fund had securities lending and the impact of netting of assets and liabilities and the offsetting of collateral pledged or received, if any, based on contractual netting/set-off provisions in the securities lending agreement are detailed in the following table:

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Assets ($)		Liabilities ($)
Securities Lending	16,299,437		-
Total gross amount of assets and liabilities in the Statement of Assets and Liabilities	16,299,437		-
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(16,299,437)	[1]	-
Net amount	-		-
[1]

The value of the related collateral received by the fund normally exceeded the value of the securities loaned by the fund pursuant to the securities lending agreement. In addition, the value of collateral may include pending sales that are also on loan. See Statement of Investments for detailed information regarding collateral received for open securities lending.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

24

As of and during the period ended February 29, 2024, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 29, 2024, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2023 was as follows: long-term capital gains $13,736,866. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 29, 2024, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub–Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 29, 2024, the fund was charged $264,621 pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 29, 2024, the fund was charged $30,430 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $17,163.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 29, 2024, the fund was charged $3,622 pursuant to the custody agreement.

26

During the period ended February 29, 2024, the fund was charged $7,279 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $174,925, Shareholder Services Plan fees of $42,336, Custodian fees of $4,200, Chief Compliance Officer fees of $2,355 and Transfer Agent fees of $10,464.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and meeting attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 29, 2024, amounted to $92,847,912 and $134,597,704, respectively.

At February 29, 2024, accumulated net unrealized appreciation on investments was $29,704,045, consisting of $61,422,126 gross unrealized appreciation and $31,718,081 gross unrealized depreciation.

At February 29, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

27

PROXY RESULTS (Unaudited)

A special meeting of the Company’s shareholders was held on October 12, 2023. The proposal considered at the meeting and the results were as follows:

	Shares
	For	Withheld
To elect Board Members to hold office until their successors are duly elected and qualified†
Francine J. Bovich	165,556,384	2,001,769
Michael D. DiLecce	165,574,410	1,983,742
Gina D. France	165,046,263	2,511,889
Joan L. Gulley	164,763,074	2,795,079
Nathan Leventhal	165,032,642	2,525,511

† Each Board Member’s term commenced January 1, 2024

In addition, Joseph S. DiMartino, Peggy C. Davis and Robin A. Melvin continue as Board Members of the Company. Mses. France and Gulley currently are Board Members of the Company, but have not been previously elected by shareholders.

28

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29

For More Information

BNY Mellon Opportunistic Small Cap Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC

BNY Mellon Center
201 Washington Street
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Investor: DSCVX Class I: DOPIX Class Y: DSCYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation 0253SA0224

BNY Mellon Technology Growth Fund

SEMI-ANNUAL REPORT February 29, 2024

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2023, through February 29, 2024, as provided by Jonathan Piskorowski and Robert C. Zeuthen, portfolio managers of Newton Investment Management North America, LLC, sub-adviser.

Market and Fund Performance Overview

For the six-month period ended February 29, 2024, BNY Mellon Technology Growth Fund’s (the “fund”) Class A shares produced a total return of 25.62%, Class C shares returned 25.10%, Class I shares returned 25.74% and Class Y shares returned 25.81%.1 In comparison, the fund’s benchmarks, the NYSE® Technology Index and the S&P 500® Index, produced total returns of 23.79% and 13.92%, respectively, over the same period.2,3

Equities posted gains as inflation continued to decline, and investors began to anticipate the end of the Federal Reserve’s (the “Fed”) monetary tightening program. The fund outperformed the NYSE Technology Index primarily due to favorable stock selection.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of growth companies of any size that Newton Investment Management North America, LLC, the fund’s sub-adviser, believes to be leading producers or beneficiaries of technological innovation. Up to 25% of the fund’s assets may be invested in foreign securities. In choosing stocks, the fund’s portfolio managers look for technology companies with the potential for strong earnings or revenue growth rates. The fund’s investment process centers on a multidimensional approach that looks for opportunities across emerging-growth, cyclical or stable-growth companies.

Equities Post Solid Gains

Equities markets benefited from a stronger-than-expected economy, easing inflation and investor anticipation that the Fed would begin cutting interest rates sometime in 2024. Strong interest in artificial intelligence (“AI”) and the infrastructure needed to support it also provided support. The primary beneficiaries of this support were large-cap companies, especially the “Magnificent 7,” including Apple, Inc., Amazon.com, Inc., Microsoft Corp., Alphabet, Inc., NVIDIA Corp., Meta Platforms, Inc. and Tesla, Inc.

The fourth quarter of 2023 started with a continuation of concerns about stronger-than-expected employment and growth data, coupled with inflation that remained slightly higher than anticipated, suggesting that the economy was running too hot. This pushed yields on Treasury bonds markedly higher. However, equities rebounded at the end of October on the back of sharply falling government bond yields, which were driven in part by lower inflation data for October and November. But a marked change in tone from the Fed also contributed, steering investors away from expectations of interest rates staying “higher for longer” and toward anticipating rate cuts in the first half of 2024.

This became the chief catalyst for the equity market’s rally in the final few weeks of 2023 and heralded the prospect of achieving the “soft landing.” In aggregate, these gains far outweighed the losses experienced in October and thus resulted in robust returns from equity markets over the quarter.

The market’s sector skew was undoubtedly beneficial, given the renewed vigor of technology, its largest exposure, in an environment of falling discount rates. However, the final two months of the year witnessed a broadening out of the performance contribution, both in terms of sectors and market capitalization.

Stocks continued to rise early in 2024, supported by strong economic data and the increasing likelihood that the Fed would achieve a “soft landing.” But the yield curve remained inverted, suggesting that the much-anticipated recession was still on the table.

2

While growth stocks performed well during the period, income-oriented stocks were hampered somewhat by a concern that interest-rate cuts by the Fed would be postponed until the second half of 2024. The November presidential election also figured into considerations, as investors believed the Fed would want to avoid appearing to be influenced by political considerations, potentially resulting in a delay in rate cuts.

Selections in Communication Services and Industrials Drove Performance

The fund’s performance was driven by stock selections in the communication services and industrials sectors. In communication services, shares of Netflix, Inc. performed well, driven by stronger subscriber and revenue growth, resulting in part from tighter controls on password sharing. The fund’s position in Meta Platforms, Inc. also contributed positively. The parent of Facebook benefited from improving advertising revenues and from strong investor interest in AI. In industrials, a position in Uber Technologies, Inc. contributed positively as the company reported strong revenue and cash flows, and an improvement in margins. Shares of NVIDIA Corp., the chipmaker, also contributed positively. The company continues its rapid rate of innovation and continues to see strong demand across its product portfolio.

Stock selections in the consumer discretionary sector detracted from relative performance. Shares of Mobileye Global, Inc., an Israel-based autonomous driving company, were hurt by an inventory correction in their driver assistance and safety systems. The fund’s position in Apple, Inc. also detracted. Shares lagged due to lower growth, a high valuation and investor perception that the company is lagging in providing AI-based services.

AI Products and Services Set for Rollout Soon

Our outlook for the economy remains positive, especially for the technology sector, underpinned by cybersecurity, AI and digital transformation. We believe AI is in the early phases of the adoption cycle. Many companies are running pilot AI programs, and we are expecting many to begin to roll out a broad range of products and services over the next few years. As this occurs, companies that leverage AI may see improving fundamentals.

March 15, 2024

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Bloomberg L.P. — The NYSE® Technology Index is an equal-dollar-weighted index designed to objectively represent the technology sector by holding 35 of the leading U.S. technology-related companies. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The technology sector has been among the most volatile sectors of the stock market. Technology companies involve greater risk because their revenue and/or earnings tend to be less predictable, and some companies may be experiencing significant losses.

3

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Technology Growth Fund from September 1, 2023 to February 29, 2024. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended February 29, 2024

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.23	$10.97	$5.16	$4.44
Ending value (after expenses)	$1,256.20	$1,251.00	$1,257.40	$1,258.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended February 29, 2024

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.57	$9.82	$4.62	$3.97
Ending value (after expenses)	$1,019.34	$1,015.12	$1,020.29	$1,020.94
†

Expenses are equal to the fund’s annualized expense ratio of 1.11% for Class A, 1.96% for Class C, .92% for Class I and .79% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

4

STATEMENT OF INVESTMENTS
February 29, 2024 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.4%
Application Software - 10.0%
Adobe, Inc.	14,545	[a]	8,149,273
DoubleVerify Holdings, Inc.	103,711	[a]	3,203,633
HubSpot, Inc.	10,252	[a]	6,344,040
Intuit, Inc.	13,805		9,151,196
Salesforce, Inc.	33,372		10,305,941
			37,154,083
Automotive Parts & Equipment - 1.0%
Mobileye Global, Inc., Cl. A	143,273	[a]	3,649,163
Broadline Retail - 5.6%
Alibaba Group Holding Ltd., ADR	65,007		4,812,468
Amazon.com, Inc.	89,541	[a]	15,827,267
			20,639,735
Health Care Equipment - 1.6%
Intuitive Surgical, Inc.	15,147	[a]	5,840,683
Hotels, Resorts & Cruise Lines - 1.5%
Airbnb, Inc., Cl. A	36,264	[a]	5,710,492
Interactive Media & Services - 10.1%
Alphabet, Inc., Cl. C	89,203	[a]	12,468,795
Meta Platforms, Inc., Cl. A	44,632		21,875,482
Pinterest, Inc., Cl. A	90,255	[a]	3,312,359
			37,656,636
Internet Services & Infrastructure - 10.0%
Akamai Technologies, Inc.	54,425	[a]	6,036,822
Shopify, Inc., Cl. A	225,026	[a]	17,185,236
Snowflake, Inc., Cl. A	48,836	[a]	9,194,842
Twilio, Inc., Cl. A	80,324	[a]	4,786,507
			37,203,407
Movies & Entertainment - 4.6%
Netflix, Inc.	28,022	[a]	16,895,024
Passenger Ground Transportation - 6.5%
Uber Technologies, Inc.	305,105	[a]	24,255,848
Real Estate Services - 1.4%
CoStar Group, Inc.	61,592	[a]	5,360,352
Semiconductor Materials & Equipment - 12.6%
Applied Materials, Inc.	109,071		21,990,895
ASML Holding NV	8,041		7,652,459
Lam Research Corp.	14,729		13,819,484
MKS Instruments, Inc.	27,866		3,420,830
			46,883,668
Semiconductors - 18.8%
Infineon Technologies AG, ADR	88,501		3,194,001

5

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 97.4% (continued)
Semiconductors - 18.8% (continued)
Micron Technology, Inc.		87,766		7,952,477
NVIDIA Corp.		34,350		27,174,972
ON Semiconductor Corp.		32,974	[a]	2,602,308
Qualcomm, Inc.		57,702		9,104,799
Synaptics, Inc.		42,958	[a]	4,300,096
Taiwan Semiconductor Manufacturing Co. Ltd., ADR		120,497		15,504,349
				69,833,002
Systems Software - 11.3%
JFrog Ltd.		100,637	[a]	4,507,531
Microsoft Corp.		46,649		19,295,892
ServiceNow, Inc.		23,419	[a]	18,064,012
				41,867,435
Technology Hardware, Storage & Equipment - 2.4%
Apple, Inc.		49,342		8,918,567
Total Common Stocks (cost $188,735,947)				361,868,095

Private Equity - 1.0%
Real Estate - .1%
Roofstock, Ser. H		35,162	[a,b]	280,944
Systems Software - .9%
Databricks, Inc., Ser. H		31,884	[a,b]	3,255,675
Databricks, Inc., Ser. I		2,036	[a,b]	207,896
				3,463,571
Total Private Equity (cost $3,529,369)				3,744,515
	1-Day Yield (%)
Investment Companies - 1.6%
Registered Investment Companies - 1.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $6,046,282)	5.41	6,046,282	[c]	6,046,282
Total Investments (cost $198,311,598)		100.0%		371,658,892
Liabilities, Less Cash and Receivables		(.0%)		(174,278)
Net Assets		100.0%		371,484,614

ADR—American Depositary Receipt

a Non-income producing security.

b The fund held Level 3 securities at February 29, 2024. These securities were valued at $3,744,515 or 1.0% of net assets.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

6

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	65.1
Communication Services	14.7
Consumer Discretionary	8.1
Industrials	6.5
Investment Companies	1.6
Health Care	1.6
Real Estate	1.5
Technology	.9
100.0

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 8/31/2023	Purchases ($)†	Sales ($)	Value ($) 2/29/2024	Dividends/ Distributions ($)
Registered Investment Companies - 1.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.6%	4,066,974	21,660,192	(19,680,884)	6,046,282	89,361
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .0%	5,132,199	20,457,171	(25,589,370)	-	3,370	††
Total - 1.6%	9,199,173	42,117,363	(45,270,254)	6,046,282	92,731

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

7

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2024 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	192,265,316	365,612,610
Affiliated issuers	6,046,282	6,046,282
Cash		251
Cash denominated in foreign currency	46,344	46,327
Dividends and securities lending income receivable		193,332
Receivable for shares of Common Stock subscribed		32,438
Tax reclaim receivable—Note 1(b)		16,444
Prepaid expenses		67,245
		372,014,929
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		306,264
Payable for shares of Common Stock redeemed		109,612
Directors’ fees and expenses payable		6,360
Other accrued expenses		108,079
		530,315
Net Assets ($)		371,484,614
Composition of Net Assets ($):
Paid-in capital		207,959,771
Total distributable earnings (loss)		163,524,843
Net Assets ($)		371,484,614

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	345,275,044	3,223,443	22,970,815	15,312
Shares Outstanding	6,030,282	108,133	327,941	216.64
Net Asset Value Per Share ($)	57.26	29.81	70.05	70.68

See notes to financial statements.

8

STATEMENT OF OPERATIONS
Six Months Ended February 29, 2024 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $37,274 foreign taxes withheld at source):
Unaffiliated issuers	619,336
Affiliated issuers	89,361
Income from securities lending—Note 1(c)	3,370
Total Income	712,067
Expenses:
Management fee—Note 3(a)	1,188,250
Shareholder servicing costs—Note 3(c)	522,913
Professional fees	52,236
Registration fees	33,889
Prospectus and shareholders’ reports	27,354
Directors’ fees and expenses—Note 3(d)	12,766
Distribution fees—Note 3(b)	10,362
Chief Compliance Officer fees—Note 3(c)	7,112
Loan commitment fees—Note 2	3,958
Custodian fees—Note 3(c)	3,042
Miscellaneous	15,048
Total Expenses	1,876,930
Less—reduction in expenses due to undertaking—Note 3(a)	(99,411)
Less—reduction in fees due to earnings credits—Note 3(c)	(25,733)
Net Expenses	1,751,786
Net Investment (Loss)	(1,039,719)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	3,215,410
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	73,867,267
Net Realized and Unrealized Gain (Loss) on Investments	77,082,677
Net Increase in Net Assets Resulting from Operations	76,042,958

See notes to financial statements.

9

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 29, 2024 (Unaudited)	Year Ended August 31, 2023
Operations ($):
Net investment (loss)	(1,039,719)	(1,513,507)
Net realized gain (loss) on investments	3,215,410	6,849,843
Net change in unrealized appreciation (depreciation) on investments	73,867,267	55,058,312
Net Increase (Decrease) in Net Assets Resulting from Operations	76,042,958	60,394,648
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	7,723,136	7,509,297
Class C	288,924	557,385
Class I	3,322,738	6,769,094
Cost of shares redeemed:
Class A	(20,546,546)	(27,653,010)
Class C	(461,475)	(957,161)
Class I	(4,393,644)	(13,424,786)
Class Y	-	(51,794)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(14,066,867)	(27,250,975)
Total Increase (Decrease) in Net Assets	61,976,091	33,143,673
Net Assets ($):
Beginning of Period	309,508,523	276,364,850
End of Period	371,484,614	309,508,523
Capital Share Transactions (Shares):
Class Aa
Shares sold	156,681	192,295
Shares redeemed	(426,614)	(748,788)
Net Increase (Decrease) in Shares Outstanding	(269,933)	(556,493)
Class C
Shares sold	12,465	27,916
Shares redeemed	(19,466)	(48,350)
Net Increase (Decrease) in Shares Outstanding	(7,001)	(20,434)
Class I
Shares sold	54,063	139,427
Shares redeemed	(77,717)	(309,978)
Net Increase (Decrease) in Shares Outstanding	(23,654)	(170,551)
Class Y
Shares redeemed	-	(1,274)
Net Increase (Decrease) in Shares Outstanding	-	(1,274)

[a]	During the period ended February 29, 2024, 898 Class A shares representing $48,781 were exchanged for 734 Class I shares.
See notes to financial statements.

10

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
February 29, 2024		Year Ended August 31,
Class A Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	45.58	36.52	73.40	62.07	43.75	59.03
Investment Operations:
Net investment (loss)[a]	(.16)	(.22)	(.41)	(.56)	(.12)	(.07)
Net realized and unrealized gain (loss) on investments	11.84	9.28	(23.59)	15.57	25.25	(3.93)
Total from Investment Operations	11.68	9.06	(24.00)	15.01	25.13	(4.00)
Distributions:
Dividends from net realized gain on investments	-	-	(12.88)	(3.68)	(6.81)	(11.28)
Net asset value, end of period	57.26	45.58	36.52	73.40	62.07	43.75
Total Return (%)[b]	25.62[c]	24.81	(40.01)	25.06	67.36	(4.38)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.19[d]	1.22	1.16	1.15	1.20	1.20
Ratio of net expenses to average net assets	1.11[d]	1.10	1.16	1.15	1.20	1.20
Ratio of net investment (loss) to average net assets	(.66)[d]	(.57)	(.79)	(.85)	(.28)	(.15)
Portfolio Turnover Rate	3.10[c]	54.77	43.78	54.26	70.24	69.92
Net Assets, end of period ($ x 1,000)	345,275	287,166	250,424	462,897	392,204	263,227

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

11

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 29, 2024	Year Ended August 31,
Class C Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	23.83	19.26	44.92	39.59	30.51	45.44
Investment Operations:
Net investment (loss)[a]	(.19)	(.28)	(.46)	(.65)	(.30)	(.29)
Net realized and unrealized gain (loss) on investments	6.17	4.85	(12.32)	9.66	16.19	(3.36)
Total from Investment Operations	5.98	4.57	(12.78)	9.01	15.89	(3.65)
Distributions:
Dividends from net realized gain on investments	-	-	(12.88)	(3.68)	(6.81)	(11.28)
Net asset value, end of period	29.81	23.83	19.26	44.92	39.59	30.51
Total Return (%)[b]	25.10[c]	23.73	(40.50)	24.07	66.16	(5.10)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.04[d]	2.08	1.97	1.94	1.96	1.92
Ratio of net expenses to average net assets	1.96[d]	1.95	1.97	1.94	1.96	1.92
Ratio of net investment (loss) to average net assets	(1.51)[d]	(1.43)	(1.60)	(1.64)	(1.03)	(.88)
Portfolio Turnover Rate	3.10[c]	54.77	43.78	54.26	70.24	69.92
Net Assets, end of period ($ x 1,000)	3,223	2,744	2,611	5,533	7,576	8,754

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

12

	Six Months Ended
	February 29, 2024	Year Ended August 31,
Class I Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	55.71	44.55	86.61	72.48	49.88	65.30
Investment Operations:
Net investment income (loss)[a]	(.14)	(.17)	(.36)	(.49)	(.03)	.04
Net realized and unrealized gain (loss) on investments	14.48	11.33	(28.82)	18.30	29.44	(4.18)
Total from Investment Operations	14.34	11.16	(29.18)	17.81	29.41	(4.14)
Distributions:
Dividends from net realized gain on investments	-	-	(12.88)	(3.68)	(6.81)	(11.28)
Net asset value, end of period	70.05	55.71	44.55	86.61	72.48	49.88
Total Return (%)	25.74[b]	25.05	(39.88)	25.33	67.73	(4.16)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00[c]	1.03	.94	.93	.98	.96
Ratio of net expenses to average net assets	.92[c]	.90	.94	.93	.98	.96
Ratio of net investment income (loss) to average net assets	(.47)[c]	(.38)	(.57)	(.62)	(.05)	.08
Portfolio Turnover Rate	3.10[b]	54.77	43.78	54.26	70.24	69.92
Net Assets, end of period ($ x 1,000)	22,971	19,587	23,262	40,112	28,877	23,367

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 29, 2024	Year Ended August 31,
Class Y Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	56.18	44.94	87.21	72.90	50.08	65.48
Investment Operations:
Net investment income (loss)[a]	(.10)	(.17)	(.40)	(.43)	.03	.14
Net realized and unrealized gain (loss) on investments	14.60	11.41	(28.99)	18.42	29.60	(4.26)
Total from Investment Operations	14.50	11.24	(29.39)	17.99	29.63	(4.12)
Distributions:
Dividends from net realized gain on investments	-	-	(12.88)	(3.68)	(6.81)	(11.28)
Net asset value, end of period	70.68	56.18	44.94	87.21	72.90	50.08
Total Return (%)	25.81[b]	25.01	(39.84)	25.43	67.91	(4.11)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86[c]	1.03	.87	.85	.88	.89
Ratio of net expenses to average net assets	.79[c]	.90	.87	.85	.88	.89
Ratio of net investment income (loss) to average net assets	(.33)[c]	(.38)	(.51)	(.55)	.05	.26
Portfolio Turnover Rate	3.10[b]	54.77	43.78	54.26	70.24	69.92
Net Assets, end of period ($ x 1,000)	15	12	67	399	319	165

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Technology Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser” or “NIMNA”), an indirect wholly-owned subsidiary of BNY Mellon and an affilate of the Adviser, serves as the fund’s sub-adviser. NIMNA entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (“NIM”), to enable NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of NIMNA and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978. NIM is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 700 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized), Class I (250 million shares authorized), and Class Y (150 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such

15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of February 29, 2024, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

16

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investment in private equity securities will be fair valued by the Board in accordance with valuation procedures approved by the Board. Those portfolio valuations will be based on unobservable inputs and certain assumptions about how market participants would price the instrument. The fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation. Because valuations may fluctuate over short periods of time and may be based on estimates, fair value determinations may differ materially from the value received in an actual transaction. Additionally, valuations of private companies are inherently uncertain. The fund’s net asset value could be adversely affected if the fund’s determinations regarding the fair value of those investments were materially higher or lower than the values that it ultimately realized upon the disposal of such investments. These securities are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of February 29, 2024 in valuing the fund’s investments:

18

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	361,868,095	-	-	361,868,095
Equity Securities - Private Equity	-	-	3,744,515	3,744,515
Investment Companies	6,046,282	-	-	6,046,282

† See Statement of Investments for additional detailed categorizations, if any.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities-Private Equity ($)
Balance as of 8/31/2023†	2,447,260
Purchases/Issuances	-
Sales/Dispositions	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	1,297,255
Transfers into Level 3	-
Transfers out of Level 3	-
Balances as of 2/29/2024†	3,744,515
The amount of total net realized gains (loss) for the period included in earnings attributable to the net change in unrealized appreciation (depreciation) relating to investments still held at 2/29/2024	1,297,255

† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

The following table summarizes the significant unobservable inputs the fund used to value its investment categorized within Level 3 as of February 29, 2024. In addition to the techniques and inputs noted in the table below, according to the fund’s valuation policy, other valuation techniques and methodologies when determining the fund’s fair value measurements may be used. The below table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they are to the fund’s determination of fair values.

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

				Range
Asset Category- Issuer Name	Value ($)	Valuation Techniques/ Methodologies	Unobservable Inputs	Low	High	Medium
Private Equity:
Roofstock, Ser. H	280,944	Benchmark to Public Peers	Return of Public Peers Group	-19.4%	4.4%	-2.8%
Databricks, Ser. H	3,255,675	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	9.5x	20.3x	16.2x
Databricks, Ser. I	207,896	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	9.5x	20.3x	16.2x

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of February 29, 2024, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest

20

income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended February 29, 2024, BNY Mellon earned $459 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of February 29, 2024, the fund had no securities on loan.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Technology Company Risk: The technology sector has been among the most volatile sectors of the stock market. Because the fund’s investments are concentrated in the technology sector, its performance will be significantly affected by developments in that sector. Technology companies, especially small-cap technology companies, involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of tech stocks than it does in other sectors. Fund investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled. The risks associated with technology companies are magnified in the case of small-cap technology companies. The shares of smaller technology companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the fund’s ability to sell these securities.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

22

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 29, 2024, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 29, 2024, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $10,651,539 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2023. These short-term losses can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2023 was as follows: ordinary income $0 and long-term capital gains $0. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

$135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 29, 2024, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser had contractually agreed from September 1, 2023 through December 30, 2023, to waive receipt of a portion of its management fee in the amount of .10% of the value of the fund’s average daily net assets. On December 30, 2023, the Adviser terminated this waiver agreement. The reduction in expenses, pursuant to the undertaking, amounted to $99,411 during the period ended February 29, 2024.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

During the period ended February 29, 2024, the Distributor retained $2,006 from commissions earned on sales of the fund’s Class A shares and $20 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended February 29, 2024, Class C shares were charged $10,362 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During

24

the period ended February 29, 2024, Class A and Class C shares were charged $368,394 and $3,454, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 29, 2024, the fund was charged $42,529 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $25,733.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 29, 2024, the fund was charged $3,042 pursuant to the custody agreement.

During the period ended February 29, 2024, the fund was charged $7,112 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $217,843, Distribution Plan fees of $1,908, Shareholder Services Plan fees of $68,128, Custodian fees of $1,800, Chief Compliance Officer fees of $2,216 and Transfer Agent fees of $14,369.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and meeting attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended February 29, 2024, amounted to $9,790,549 and $26,737,497, respectively.

At February 29, 2024, accumulated net unrealized appreciation on investments was $173,347,294, consisting of $183,554,450 gross unrealized appreciation and $10,207,156 gross unrealized depreciation.

At February 29, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

26

ADDITIONAL INFORMATION (Unaudited)

UPDATES TO SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE FROM CERTAIN FINANCIAL INTERMEDIARIES:

The availability of certain sales charge reductions and waivers will depend on whether you purchase fund shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load reductions or waivers or CDSC waivers, which are described in the fund’s prospectus. In all instances, it is the investor’s responsibility to notify the fund or the investor’s financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge reductions or waivers. For reductions or waivers not available through a particular financial intermediary, investors will have to purchase fund shares directly from the fund or through another financial intermediary to receive these reductions or waivers.

Edward Jones

Clients of Edward D. Jones & Co., L.P. (Edward Jones) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge reductions and waivers, which can differ from the sales charge reductions and waivers described elsewhere in the fund’s prospectus or the SAI or through another financial intermediary. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds, or other facts qualifying the purchaser for sales charge reductions or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Front-end sales charge reductions on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described in the fund’s prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in the fund’s prospectus, will be calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds (except certain money market funds and any assets held in group retirement plans) held by the purchaser or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”) and, if grouping assets as a shareholder, includes all share classes of such funds held on the Edward Jones platform and/or held on another platform. Shares of funds in the BNY Mellon Family of Funds may be included in the ROA calculation only if the shareholder notifies Edward Jones about such shares. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. For purposes of determining the value of a shareholder’s aggregated holdings, eligible shares held will be valued at the higher of their cost minus redemptions or current market value.

27

ADDITIONAL INFORMATION (Unaudited) (continued)

• Letter of intent (LOI), which allows for breakpoint discounts as described in the fund’s prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period from the date Edward Jones receives the LOI. Eligible shares purchased pursuant to a LOI will be valued at the higher of their cost or current market value for purposes of determining the front-end sales charge and any breakpoint discounts with respect to such share purchases. Each purchase a shareholder makes pursuant to a LOI during the 13-month period will receive the front-end sales charge and breakpoint discount that applies to the total amount indicated in the LOI. Shares of funds in the BNY Mellon Family of Funds may be included in the LOI calculation only if the shareholder notifies Edward Jones about such shares at the time of calculation. Shares purchased before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid by the shareholder. The sales charge will be adjusted if the shareholder does not meet the goal indicated in the LOI. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Front-end sales charge waivers on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures)

• shares purchased in an Edward Jones fee-based program

• shares purchased through reinvestment of dividends and capital gains distributions of the fund

• shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided that (1) the repurchase occurs within 60 days following the redemption, and (2) the redemption and purchase are made in a share class that charges a front-end sales charge, subject to one of the following conditions being met:

o the redemption and repurchase occur in the same account

28

o the redemption proceeds are used to process an IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA)

• shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus

• exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

• purchases of Class A shares for a 529 plan account through a rollover from either another education savings plan or a security used for qualified distributions

• purchases of Class A shares for a 529 plan account made for recontribution of refunded amounts

CDSC waivers on Class A and C shares purchased on the Edward Jones commission and fee-based platforms

The fund’s CDSC on Class A and C shares may be waived for shares purchased on the Edward Jones commission and fee-based platforms in the following cases:

• redemptions made upon the death or disability of the shareholder

• redemptions made through a systematic withdrawal plan, if such redemptions do not exceed 10% of the value of the account annually

• redemptions made in connection with a return of excess contributions from an IRA account

• redemptions made as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

• redemptions made to pay Edward Jones fees or costs, but only if the redemption is initiated by Edward Jones

• shares exchanged in an Edward Jones fee-based program

• shares acquired through a Right of Reinstatement (as defined above)

• shares redeemed at the discretion of Edward Jones for accounts not meeting Edward Jones’ minimum balance requirements described below

Other important information for clients of Edward Jones who purchase fund shares on the Edward Jones commission and fee-based platforms

Minimum Purchase Amounts

29

ADDITIONAL INFORMATION (Unaudited) (continued)

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o A fee-based account held on an Edward Jones platform

o A 529 account held on an Edward Jones platform

o An account with an active systematic investment plan or LOI

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus.

Merrill

Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account are eligible only for the following sales load waivers (front-end or CDSC) and discounts, which differ from those disclosed elsewhere in the fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation. Additional information on waivers or discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end sales charge waivers on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided

30

that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• shares purchased through a Merrill investment advisory program

• brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

• shares purchased through the Merrill Edge Self-Directed platform

• shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

• shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

• shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

• shares purchased by eligible persons associated with the fund as defined in the fund’s prospectus (e.g., the fund’s officers or trustees)

• shares purchased from the proceeds of a mutual fund redemption in front-end load shares, provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

CDSC waivers on Class A and C shares purchased through Merrill

Fund shares purchased through a Merrill platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI:

• shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

• shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits, as described in the Merrill SLWD Supplement

• shares sold due to return of excess contributions from an IRA account

31

ADDITIONAL INFORMATION (Unaudited) (continued)

• shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

• front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.

Front-end sales charge reductions on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge reductions (i.e., discounts), which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

• Breakpoint discounts, as described in the fund’s prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.

• Rights of accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household.

• Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.

32

PROXY RESULTS (Unaudited)

A special meeting of the Company’s shareholders was held on October 12, 2023. The proposal considered at the meeting and the results were as follows:

	Shares
	For	Withheld
To elect Board Members to hold office until their successors are duly elected and qualified†
Francine J. Bovich	165,556,384	2,001,769
Michael D. DiLecce	165,574,410	1,983,742
Gina D. France	165,046,263	2,511,889
Joan L. Gulley	164,763,074	2,795,079
Nathan Leventhal	165,032,642	2,525,511

† Each Board Member’s term commenced January 1, 2024

In addition, Joseph S. DiMartino, Peggy C. Davis and Robin A. Melvin continue as Board Members of the Company. Mses. France and Gulley currently are Board Members of the Company, but have not been previously elected by shareholders.

33

For More Information

BNY Mellon Technology Growth Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC

BNY Mellon Center
201 Washington Street
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DTGRX Class C: DTGCX Class I: DGVRX Class Y: DTEYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation 0255SA0224

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Advantage Funds, Inc.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: April 20, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: April 20, 2024

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: April 22, 2024

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)